Exhibit 2

FINANCIAL STATEMENTS OF JAPAN INTERNATIONAL COOPERATION AGENCY (“JICA”)

AND REPORTS OF THE INDEPENDENT AUDITOR

Independent Auditor’s Report

Mr. Shinichi Kitaoka, President

Japan International Cooperation Agency

We have audited the accompanying financial statements of the general account of Japan International Cooperation Agency, which comprise the balance sheet as at March 31, 2019, and the statement of income, cash flows, and of administrative service operation cost for the year then ended, and a summary of significant accounting policies and other explanatory information, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated public interest corporations).

President’s Responsibility for the Financial Statements

President is responsible for the preparation and fair presentation of these financial statements in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan, and for designing and operating such internal control as president determines is necessary to enable the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The audit was planned with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts. The purpose of an audit of the financial statements is not to express an opinion on the effectiveness of the entity’s internal control, but in making these risk assessments the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by president, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members that would result in material misstatement in the financial statements was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Japan International Cooperation Agency’s general account as at March 31, 2019, and financial performance, cash flows and administrative service operation cost for the year then ended in conformity with accounting standards for incorporated administrative agencies generally accepted in Japan.

/s/ Ernst & Young ShinNihon LLC

June 25, 2019

Tokyo, Japan

Balance Sheet

(as of March 31, 2019)

General Account

				(Unit: Yen)

Assets
I Current assets
Cash and deposits		214,925,917,228
Inventories
Stored goods	361,279,192
Payments for uncompleted contracted programs	18,881,266	380,160,458

Advance payments		22,963,048,096
Prepaid expenses		106,249,058
Accrued income		383,559
Accounts receivable		3,345,851,645
Short-term loans for development projects	53,022,262
Allowance for loan losses	(8,800)	53,013,462

Short-term loans for emigration projects	360,693
Allowance for loan losses	(130,968)	229,725

Goods in transit		237,361,549
Suspense payments		67,108,898
Advance paid		1,652,935

Total current assets			242,080,976,613

II Non-current assets
1 Tangible assets
Buildings	41,947,803,080
Accumulated depreciation	(19,297,587,688)	22,199,654,213
Accumulated impairment loss	(450,561,179)

Structures	1,622,053,021
Accumulated depreciation	(1,130,897,588)	480,625,846
Accumulated impairment loss	(10,529,587)

Machinery and equipment	204,909,253
Accumulated depreciation	(126,156,738)	78,752,515

Vehicles	2,290,915,814
Accumulated depreciation	(1,233,047,240)	1,057,868,574

Tools, furniture, and fixtures	2,295,153,199
Accumulated depreciation	(1,303,794,154)	991,359,045

Land	14,398,036,458
Accumulated impairment loss	(75,127,977)	14,322,908,481

Construction in progress		10,264,585

Total tangible assets		39,141,433,259
2 Intangible assets
Trademark rights		1,205,492
Telephone subscription rights		1,786,900
Software		171,620,886
Software in progress		3,148,155,022

Total intangible assets		3,322,768,300
3 Investments and other assets
Long-term loans for development projects	89,000,000
Allowance for loan losses	(4,400)	88,995,600

Long-term loans for emigration projects	16,619,771
Allowance for loan losses	(15,792,372)	827,399

Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for development projects	80,762,281
Allowance for loan losses	(80,762,281)	0

Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	326,179,513
Allowance for loan losses	(326,179,513)	0

Long-term prepaid expenses		17,966,610
Expected amount to be granted from the national budget		29,124,451
Long-term guarantee deposits		1,528,615,718

Total investment and other assets		1,665,529,778

Total non-current assets			44,129,731,337

Total assets				286,210,707,950

Balance Sheet (Continued)

(as of March 31, 2019)

			(Unit: Yen)
Liabilities
I Current liabilities
Operational grant liabilities	31,300,123,012
Funds for grant aid	174,790,760,441
Donations received	397,957,663
Accounts payable	15,915,826,612
Accrued expenses	227,580,863
Lease obligations	111,099,457
Advance payments received	365,209,280
Deposits received	495,044,542
Unearned revenue	301,737

Total current liabilities		223,603,903,607

II Non-current liabilities
Contra-accounts for assets	6,999,044,082
Long-term lease obligations	231,671,371
Long-term deposits received	119,231,972
Assets retirement obligations	276,125,850

Total non-current liabilities		7,626,073,275

Total liabilities			231,229,976,882

Net assets
I Capital
Government investment	62,452,442,661

Total capital		62,452,442,661

II Capital surplus
Capital surplus	(1,232,991,866)
Accumulated depreciation not included in expenses	(20,179,229,898)
Accumulated impairment loss not included in expenses	(537,303,803)
Accumulated interest expenses not included in expenses	(7,189,037)

Total capital surplus		(21,956,714,604)

III Retained earnings
Reserve fund carried over from the previous Mid-term Objective period	7,013,416,150
Reserve fund	4,303,840,433
Unappropriated income for the current business year	3,167,746,428

[Total income for the current business year]	[3,167,746,428]
Total retained earnings		14,485,003,011

Total net assets			54,980,731,068

Total liabilities and net assets			286,210,707,950

Statement of Income

(April 1, 2018 – March 31, 2019)

General Account

	(Unit: Yen)
Ordinary expenses
Operating expenses
Expenses for priority sectors and regions	78,686,496,853
Expenses for private sector partnership	5,016,499,932
Expenses for domestic partnership	18,505,606,609
Expenses for other operations	3,383,858,349
Expenses for operation support	37,416,908,404
Expenses for grant aid	94,985,301,797
Expenses for facilities	29,124,451
Expenses for contracted programs	69,405,659
Expenses for donation projects	12,053,139
Depreciation	600,333,324	238,705,588,517

General administrative expenses		8,593,211,150
Financial expenses
Foreign exchange losses	243,188,779	243,188,779

Miscellaneous loss		1,299,884

Total ordinary expenses			247,543,288,330
Ordinary revenues
Revenues from operational grants		139,030,948,723
Revenues from grant aid		94,985,301,797
Revenues from contracted programs
Revenues from contracted programs from Japanese government and local governments	69,178,231
Revenues from contracted programs from other parties	1,540,816	70,719,047

Revenues from interest on development projects		319,810
Revenues from settlement projects		126,768
Revenues from emigration projects		1,413,823
Donations		12,053,139
Revenues from expected amount to be granted from the national budget		29,124,451
Reversal of allowance for loan losses		33,585,930
Reversal of contra-accounts for assets		530,087,432
Financial revenues
Interest income	5,870,215	5,870,215

Miscellaneous income		3,751,198,276

Total ordinary revenues			238,450,749,411

Ordinary loss			9,092,538,919
Extraordinary losses
Loss on disposal of non-current assets		30,907,760
Loss on sales of non-current assets		3,450,156	34,357,916

Extraordinary income
Reversal of contra-accounts for assets		59,511,111
Gain on sales of non-current assets		8,257,098	67,768,209

Net loss			9,059,128,626

Reversal of reserve fund carried over from the previous Mid-term Objective period			12,226,875,054

Total income for the current business year			3,167,746,428

Statement of Cash Flows

(April 1, 2018 – March 31, 2019)

General Account

(Unit: Yen)
I. Cash flows from operating activities
Payments of operating expenses	(130,350,635,841)
Payments for grant aid	(95,354,945,397)
Payments for contracted programs	(88,822,702)
Payments of personnel expenses	(17,220,649,055)
Payments for other operations	(202,153,930)
Proceeds from operational grants	152,364,330,000
Proceeds from grant aid	105,714,130,813
Proceeds from contracted programs	437,493,677
Proceeds from interest on loans	1,769,293
Proceeds from settlement projects	388,130
Interest revenues	126,768
Installments receivable	261,362
Proceeds from donations	21,148,856
Proceeds from other operations	4,235,081,596

Subtotal	19,557,135,440
Interest income received	5,778,309
Payments to national treasury	(96,950,325)

Net cash provided by operating activities	19,465,963,424

II. Cash flows from investing activities
Payments for purchase of non-current assets	(2,748,109,347)
Proceeds from sales of non-current assets	15,471,108
Proceeds from subsidy for facilities	158,891,747
Proceeds from collection of loans	96,581,635
Payments into time deposits	(60,300,000,000)
Proceeds from time deposit refund	60,300,000,000

Net cash used in investing activities	(2,477,164,857)

III. Cash flows from financing activities
Repayments of lease obligations	(145,415,870)

Net cash used in financing activities	(145,415,870)

IV. Effect of exchange rate changes on funds	(127,663,775)
V. Net increase (decrease) in funds	16,715,718,922
VI. Funds at the beginning of the business year	191,910,198,306

VII. Funds at the end of the business year	208,625,917,228

Statement of Administrative Service Operation Cost

(April 1, 2018 – March 31, 2019)

General Account

				(Unit: Yen)
I	Operating expenses
	(1) Expenses in the statement of income
	Operating expenses	238,705,588,517
	General administrative expenses	8,593,211,150
	Financial expenses	243,188,779
	Miscellaneous loss	1,299,884
	Loss on disposal of non-current assets	30,907,760
	Loss on sales of non-current assets	3,450,156	247,577,646,246

	(2) (Deduction) Self-revenues, etc.
	Revenues from contracted programs	(70,719,047)
	Revenues from interest on development projects	(319,810)
	Revenues from settlement projects	(126,768)
	Revenues from emigration projects	(1,413,823)
	Donations	(12,053,139)
	Reversal of allowance for loan losses	(33,585,930)
	Financial revenues	(5,870,215)
	Miscellaneous income	(3,751,198,276)
	Gain on sales of non-current assets	(8,257,098)	(3,883,544,106)

	Total operating expenses			243,694,102,140

II	Depreciation not included in expenses			1,186,842,530

III	Impairment loss not included in expenses			527,101,964

IV	Disposal and sale differential not included in expenses			66,903,045

V	Estimated bonus payments not included in provision			19,331,720

VI	Estimated increase in retirement benefits not included in provision			(924,518,783)

VII	Opportunity cost
	Opportunity cost of government investment			0

VIII	Administrative service operation cost			244,569,762,616

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

General Account

1. Revenue recognition method of operational grants

Revenue from operational grants is recognized based on the level of operational achievement.

The revenue recognition method based on term is applied for administrative operations except the operations which have been specified as having a direct correlation between the operational achievement and operational grants.

The revenue from disaster relief operations, which are relief operations for unexpected disasters during the period, is recognized as the related expenses are incurred, since it is difficult to estimate the budget and terms, and specify a correlation between the operational achievement and operational grants.

2. Depreciation method

(1) Tangible assets (except for lease assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	1–50 years
Structures:	1–42 years
Machinery and equipment:	1–17 years
Vehicles:	2–6 years
Tools, furniture, and fixtures:	1–15 years

The estimated depreciation costs for specific depreciable assets (Accounting Standard for Incorporated Administrative Agency No. 87) and specific removal costs, etc., associated with asset retirement obligations (Accounting Standard for Incorporated Administrative Agency No. 91) are indirectly deducted from capital surplus and reported as accumulated depreciation not included in expenses.

(2) Intangible assets (except for lease assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years).

(3) Lease assets

Lease assets are depreciated by the straight-line method over the lease term. Depreciation for lease assets is calculated with zero residual value being assigned to the asset.

3. Provision for bonuses

A provision for bonuses is not accrued since the financial source is secured by operational grants.

The estimated bonus payments not included in the provision in the statement of administrative service operation cost is reported as a current business year estimate of the provision for bonuses, calculated according to the Accounting Standard for Incorporated Administrative Agency No. 88.

4. Provision for retirement benefits

A provision for retirement benefits is not accrued for retirement benefits since the financial source is secured by operational grants.

A provision for retirement benefits is not provided for pension benefits from the defined benefit corporate pension plan since the financial source for defined benefit corporate pension plan insurance fees and reserve shortfall is secured by operational grants.

The estimated increase in retirement benefits not included in the provision in the statement of administrative service operation cost is reported as the current business year increase in the provision for retirement benefits regarding retirement benefits and employees’ pension fund, calculated according to the Accounting Standard for Incorporated Administrative Agency No. 38.

5. Basis and standard for the accrual of allowance and loss contingencies

Allowance for loan losses

To provide for loan losses, JICA records the estimated amount of default as an allowance, taking into account the transition rate to delinquent loans for the ordinary loans. For doubtful loans, collectability is individually taken into consideration and the estimated amount of default is recorded as an allowance.

6. Standard and method for the valuation of inventories

Stored goods

Stored goods valuation is based on the lower of cost or market using the first-in, first-out (FIFO) method.

7. Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency monetary claims and liabilities are translated into Japanese yen at the spot exchange rate at the balance sheet date. Exchange differences are recognized as profit or loss.

8. Standard for expected amount to be granted from the national budget

For the expenses related to facilities for which JICA receives a subsidy, the expected amount to be granted from the national budget in the upcoming business years is reported as asset and revenue according to Accounting Standard for Incorporated Administrative Agency No. 84.

9. Method for computing opportunity cost in the statement of administrative service operation cost

Interest rate used to compute opportunity cost concerning government investment:

0% is applied in accordance with the administrative circular, “Method for Calculation of Opportunity Cost for Statement of Administrative Service Operation Cost and Others (Points to Consider)” issued by Administrative Management Bureau, Ministry of Internal Affairs and Communications, and Public Accounting Office, Legal Division, Budget Bureau, Japanese Ministry of Finance, on April 5, 2019.

10. Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

Notes to the financial statements

General Account

(Balance Sheet)

1. Estimated retirement benefits to be provided from the operational grants

¥14,867,609,708

2. Estimated bonus to be provided from the operational grants

  ¥1,149,179,910

3. Impairment loss on non-current assets

(1) Non-current assets on which impairment loss was recognized

[1] Outline of usage, type, location, book value, etc. of non-current assets for which impairment loss was recognized

Impairment loss was recognized for the following asset:

(Unit: Yen)

Name of asset	Usage	Location	Type	Book value before impairment loss	Impairment loss during the period	Accumulated impairment loss at the end of the period
Soubudai employee housing	Employee housing	Zama city, Kanagawa prefecture	Building	450,561,179	450,561,179	450,561,179
			Structure	10,529,587	10,529,587	10,529,587
			Land	220,101,000	66,417,338	66,417,338

[2] Background relating to the recognition of impairment loss

For Soubudai employee housing, JICA decided to dispose of this function in March 2019. All of the occupants left the units by the end of the business year 2018. Hence, the carrying value of the Soubudai employee housing was reduced to the recoverable service amount in the current business year. This reduction is recorded as accumulated impairment loss not included in expenses and is deducted from capital surplus, and as a reduction of contra-accounts for assets funded by operational grants.

[3]	Breakdown of impairment loss not recorded in the statement of income and impairment loss recorded in the statement of income by each major non-current asset, and overview of the calculation method of recoverable service amount:

(Unit: Yen)

Name of asset	Type	Impairment loss (Not recognized in the statement of income)	Impairment loss (Recognized in the statement of income)	Calculation method of recoverable service amount
Soubudai employee housing	Building	450,561,179	—	(Note 1)
	Structure	10,529,587	—	(Note 1)
	Land	66,417,338	—	(Note 2)

(Note 1) As the calculation of the value in use of the non-current asset cannot be calculated, the recoverable service amount is calculated by multiplying the carrying value of the non-current asset by the ratio of the asset considered to be used.

(Note 2) Recoverable service value is measured by the value in use, which is calculated based on the fixed property tax assessment value issued by Zama-city, Kanagawa prefecture.

(2) Non-current assets indicating impairment loss

Not applicable

4. Donated funds for grant aid

Grant aid is received in the form of donated funds from the government of Japan. JICA administers this grant aid based on grant agreements with the government of the recipient country. At the end of business year 2018, the outstanding balance of unexecuted grant agreements stood at ¥290,993,734,976.

(Statement of Cash Flows)

The funds shown in the statement of cash flows consist of cash, deposit accounts, and checking accounts.

1. Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2019)

Cash and deposits	¥214,925,917,228

Time deposits	¥(6,300,000,000)

Ending balance of funds	¥208,625,917,228

2. Description of significant non-cash transactions

Assets acquired under finance leases
Tools, furniture, and fixtures	¥320,998,309

(Statement of Administrative Service Operation Cost)

Number of public officers temporarily transferred to JICA and accounted for as opportunity cost

Of the estimated increase in retirement benefits not included in the provision, ¥19,267,582 was recognized as the current-business-year increase in provision for retirement benefits for 32 public officers temporarily transferred to JICA according to JICA’s internal rules.

(Financial Instruments)

1. Status of financial instruments

The General Account’s fund management is limited to short-term deposits and public and corporate bonds while fund-raising consists mainly of operational grants approved by the competent minister. The General Account does not borrow from the government fund for Fiscal Investment and Loan Program (FILP), nor does it borrow funds from financial institutions or issue FILP Agency Bonds.

2. Fair value of financial instruments

Balance sheet amount, fair value, and difference at the balance sheet date are as follows:

			(Unit: Yen)
	Balance sheet amount	Fair value	Difference
(1) Cash and deposits	214,925,917,228	214,925,917,228	0

(2) Accounts payable	(15,915,826,612)	(15,915,826,612)	0

*Liabilities are shown in parentheses (    ).

(Note) Calculation method for fair value of financial instruments and matters concerning accounts payable

[1] Cash and deposits

Cash and deposits are valued at book value because fair value approximates book value since these items are settled in a short period of time.

[2] Accounts payable

Accounts payable are valued at book value because fair value approximates book value since these items are settled in a short period of time.

(Retirement benefits)

1. Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

2. Defined benefit pension plan

(1) The changes in the retirement benefit obligation are as follows:

(Unit: Yen)

Retirement benefit obligation at the beginning of the business year	24,076,155,903

Current service cost	985,189,246

Interest cost	123,845,936

Actuarial differences	(178,526,813)

Retirement benefit paid	(1,290,375,499)

Past service cost	(617,452,345)

Contribution by employees	59,825,992

Retirement benefit obligation at the end of the business year	23,158,662,420

(2) The changes in the plan assets are as follows:

(Unit: Yen)

Plan assets at the beginning of the business year	8,264,759,830

Expected return on plan assets	163,202,852

Actuarial differences	(282,565,294)

Contribution by the company	402,513,515

Retirement benefit paid	(316,684,183)

Contribution by employees	59,825,992

Plan assets at the end of the business year	8,291,052,712

(3)	Reconciliation of the projected benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)
Funded retirement benefit obligation	10,165,488,786
Plan assets	(8,291,052,712)

Unfunded benefit obligations of funded pension plan	1,874,436,074
Unfunded benefit obligations of unfunded pension plan	12,993,173,634

Subtotal	14,867,609,708
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	0

Provision for retirement benefits	0
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	0

(Note)

A provision for retirement benefits is not accrued for the difference between retirement benefit obligations and plan assets and net amount of assets and liabilities in the balance sheet, ¥14,867,609,708, since the financial source is secured by operational grants.

(4) Components of retirement benefit expenses

(Unit: Yen)
Current service cost	985,189,246
Interest cost	123,845,936
Expected return on plan assets	(163,202,852)
Realized actuarial differences	104,038,481
Amortization of past service cost	(617,452,345)
Extraordinary additional retirement payments	0

Total	432,418,466

(5) Major components of plan assets

Percentages of components to the total are as follows:

Bonds	37%
Stocks	35%
General account of life insurance company	19%
Others	9%

Total	100%

(6) Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, the actual historical returns, and market condition, etc.

(7) Assumptions used

Principal assumptions used in actuarial calculations at the end of the business year

Discount rate	Defined benefit corporate pension plan	0.23%

	Retirement benefits	0.74%

Long-term expected rate of return on plan assets		2.00%

3. Defined contribution plan

The amount of contribution required to be made to the defined contribution plan is ¥45,289,271.

(Lease transactions)

1.	Future minimum lease payments related to operating lease transactions

Future minimum lease payments due within one year of the balance sheet date	¥53,831,140

Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥52,330,662

2.

The impact of the finance lease transactions on the current business year’s profits and losses was ¥3,736,351. Total income for the current business year after the deduction of this amount was ¥3,171,482,779.

(Asset retirement obligations)

JICA has a building lease agreement for its head office building, and has obligations to restore the building to its original state at the termination of the lease period. Therefore, these asset retirement obligations have been recorded. The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate of 0.529%.

The balance of the asset retirement obligations at the end of the current business year was ¥276,125,850.

(Significant contractual liabilities)

Contractual liabilities JICA is obligated to pay during the next business year and thereafter are ¥3,534,874,198.

(Significant subsequent events)

Appropriation of profit was approved as follows on July 5, 2019:

		(Unit: Yen)
I. Unappropriated income for the current business year		3,167,746,428

Total income for the current business year	3,167,746,428

II. Profit appropriation amount
Reserve fund	3,167,746,428	3,167,746,428

The Accompanying Supplementary Schedules

General Account

(1)

Details of acquisition and disposal of noncurrent assets, depreciation (including depreciation not included in expenses, in accordance with “No. 87, Accounting for the Depreciation of Specific Depreciable Assets” and “No. 91, Accounting for Specific Removal Costs, etc., associated with Asset Retirement Obligations”), and accumulated impairment loss

											(Unit: Yen)
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment loss		Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment loss during the period

Tangible assets (Depreciation included in expenses)	Buildings	2,125,541,797	106,944,737	32,394,886	2,200,091,648	579,946,231	130,938,800	50,400	50,400	1,620,095,017
	Structures	182,749,207	7,309,574	0	190,058,781	63,093,085	14,429,756	355,740	355,740	126,609,956
	Machinery and equipment	138,545,092	11,793,156	6,293,319	144,044,929	74,050,289	12,527,122	0	0	69,994,640
	Vehicles	1,958,179,050	177,528,004	133,600,294	2,002,106,760	1,197,816,901	157,801,106	0	0	804,289,859
	Tools, furniture, and fixtures	1,503,920,253	399,364,939	81,336,975	1,821,948,217	1,034,524,087	239,201,841	0	0	787,424,130
	Total	5,908,935,399	702,940,410	253,625,474	6,358,250,335	2,949,430,593	554,898,625	406,140	406,140	3,408,413,602

Tangible assets (Depreciation not included in expenses)	Buildings	39,771,140,247	193,244,309	216,673,124	39,747,711,432	18,717,641,457	1,135,928,774	450,510,779	450,510,779	20,579,559,196
	Structures	1,431,994,240	0	0	1,431,994,240	1,067,804,503	32,415,151	10,173,847	10,173,847	354,015,890
	Machinery and equipment	70,168,262	0	9,303,938	60,864,324	52,106,449	1,011,124	0	0	8,757,875
	Vehicles	54,902,911	268,968,386	35,062,243	288,809,054	35,230,339	17,373,738	0	0	253,578,715
	Tools, furniture, and fixtures	481,985,544	0	8,780,562	473,204,982	269,270,067	113,743	0	0	203,934,915
	Total	41,810,191,204	462,212,695	269,819,867	42,002,584,032	20,142,052,815	1,186,842,530	460,684,626	460,684,626	21,399,846,591

Tangible assets (Non-depreciable assets)	Land	14,398,036,458	0	0	14,398,036,458	0	0	75,127,977	66,417,338	14,322,908,481
	Construction in progress	175,165	36,767,080	26,677,660	10,264,585	0	0	0	0	10,264,585
	Total	14,398,211,623	36,767,080	26,677,660	14,408,301,043	0	0	75,127,977	66,417,338	14,333,173,066

Total tangible assets	Buildings	41,896,682,044	300,189,046	249,068,010	41,947,803,080	19,297,587,688	1,266,867,574	450,561,179	450,561,179	22,199,654,213
	Structures	1,614,743,447	7,309,574	0	1,622,053,021	1,130,897,588	46,844,907	10,529,587	10,529,587	480,625,846
	Machinery and equipment	208,713,354	11,793,156	15,597,257	204,909,253	126,156,738	13,538,246	0	0	78,752,515
	Vehicles	2,013,081,961	446,496,390	168,662,537	2,290,915,814	1,233,047,240	175,174,844	0	0	1,057,868,574
	Tools, furniture, and fixtures	1,985,905,797	399,364,939	90,117,537	2,295,153,199	1,303,794,154	239,315,584	0	0	991,359,045
	Land	14,398,036,458	0	0	14,398,036,458	0	0	75,127,977	66,417,338	14,322,908,481
	Construction in progress	175,165	36,767,080	26,677,660	10,264,585	0	0	0	0	10,264,585
	Total	62,117,338,226	1,201,920,185	550,123,001	62,769,135,410	23,091,483,408	1,741,741,155	536,218,743	527,508,104	39,141,433,259

											(Unit: Yen)
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment loss		Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment loss during the period

Intangible assets (Depreciation included in expenses)	Trademark rights	7,444,573	0	0	7,444,573	6,239,081	306,293	0	0	1,205,492
	Software	204,530,548	54,126,172	0	258,656,720	87,035,834	45,128,406	0	0	171,620,886
	Total	211,975,121	54,126,172	0	266,101,293	93,274,915	45,434,699	0	0	172,826,378

Intangible assets (Depreciation not included in expenses)	Trademark rights	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0
	Total	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0

Intangible assets (Non-depreciable assets)	Telephone subscription rights	3,278,100	0	0	3,278,100	0	0	1,491,200	0	1,786,900
	Software in progress	1,569,841,335	1,585,221,367	6,907,680	3,148,155,022	0	0	0	0	3,148,155,022
	Total	1,573,119,435	1,585,221,367	6,907,680	3,151,433,122	0	0	1,491,200	0	3,149,941,922

Total intangible assets	Trademark rights	8,584,123	0	0	8,584,123	7,378,631	306,293	0	0	1,205,492
	Telephone subscription rights	3,278,100	0	0	3,278,100	0	0	1,491,200	0	1,786,900
	Software	204,530,548	54,126,172	0	258,656,720	87,035,834	45,128,406	0	0	171,620,886
	Software in progress	1,569,841,335	1,585,221,367	6,907,680	3,148,155,022	0	0	0	0	3,148,155,022
	Total	1,786,234,106	1,639,347,539	6,907,680	3,418,673,965	94,414,465	45,434,699	1,491,200	0	3,322,768,300

Investments and other assets	Long-term loans for development projects	117,500,000	0	28,500,000	89,000,000	0	0	0	0	89,000,000
	Allowance for loan losses (non-current)	(16,500)	0	(12,100)	(4,400)	0	0	0	0	(4,400)
	Long-term loans for emigration projects	22,821,735	0	6,201,964	16,619,771	0	0	0	0	16,619,771
	Allowance for loan losses (non-current)	(20,800,029)	0	(5,007,657)	(15,792,372)	0	0	0	0	(15,792,372)
	Long-term installments receivable on settlement projects	198,085	0	198,085	0	0	0	0	0	0
	Allowance for loan losses (non-current)	(198,085)	0	(198,085)	0	0	0	0	0	0
	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for development projects	162,365,511	0	81,603,230	80,762,281	0	0	0	0	80,762,281
	Allowance for loan losses (non-current)	(117,081,101)	0	(36,318,820)	(80,762,281)	0	0	0	0	(80,762,281)
	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	363,777,691	0	37,598,178	326,179,513	0	0	0	0	326,179,513
	Allowance for loan losses (non-current)	(363,777,691)	0	(37,598,178)	(326,179,513)	0	0	0	0	(326,179,513)
	Long-term prepaid expenses	71,731,430	17,126,153	70,890,973	17,966,610	0	0	0	0	17,966,610
	Expected amount to be granted from the national budget	0	29,124,451	0	29,124,451	0	0	0	0	29,124,451
	Long-term guarantee deposits	1,535,468,046	62,492,710	69,345,038	1,528,615,718	0	0	0	0	1,528,615,718
	Total	1,771,989,092	108,743,314	215,202,628	1,665,529,778	0	0	0	0	1,665,529,778

General Account

(2) Details of inventories

							(Unit: Yen)

Type	Balance at the beginning of the period	Increase during the period		Decrease during the period		Balance at the end of the period	Remarks
		Purchase, manufacturing and transfer for the current business year	Others	Delivery and transfer	Others

Stored goods	425,736,785	38,025,439	0	102,483,032	0	361,279,192

Stockpile	425,736,785	38,025,439	0	102,483,032	0	361,279,192

Japan	51,423,676	0	0	0	0	51,423,676

USA	92,308,968	3,138,538	0	9,126,194	0	86,321,312

Republic of Singapore	171,070,730	25,623,798	0	41,827,173	0	154,867,355

Republic of Ghana	2,137,520	0	0	0	0	2,137,520

UAE	97,960,051	9,263,103	0	51,529,665	0	55,693,489

Republic of Palau	5,845,334	0	0	0	0	5,845,334

Republic of Marshall Islands	4,990,506	0	0	0	0	4,990,506

Payments for uncompleted contracted programs	0	18,881,266	0	0	0	18,881,266

Total	425,736,785	56,906,705	0	102,483,032	0	380,160,458

General Account

(3) Details of loans

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Collection	Others

Other short-term loans

Loans for development projects	28,500,000	53,022,262	28,500,000	0	53,022,262

Loans for emigration projects	841,177	360,693	573,721	267,456	360,693

Subtotal	29,341,177	53,382,955	29,073,721	267,456	53,382,955

Other long-term loans

Loans for development projects	279,865,511	0	81,603,230	28,500,000	169,762,281

Loans for emigration projects	386,599,426	21,473,837	8,951,646	56,322,333	342,799,284

Installments receivable on settlement projects	198,085	0	113,830	84,255	0

Subtotal	666,663,022	21,473,837	90,668,706	84,906,588	512,561,565

Total	696,004,199	74,856,792	119,742,427	85,174,044	565,944,520

(Note)	“Others” shown under decrease during the period is due to transfer from long-term to short-term loans as well as from short-term to long-term loans, assignment of claim, year-end translation difference, etc.

General Account

(4) Details of allowance for loan losses, etc.

							(Unit: Yen)
Classification	Balance of loans, etc.			Balance of allowance for loan losses			Remarks
	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period

(Development projects)

Short-term loans for development projects	28,500,000	24,522,262	53,022,262	11,000	(2,200)	8,800

Ordinary loans	28,500,000	0	28,500,000	11,000	(2,200)	8,800	Breakdown of the preservation of claims for the Year-end balance of loans is as follows: Bank guarantee ¥22,000,000 Joint and several guarantee ¥6,500,000 Seizure of cash deposits ¥24,522,262
Claims probable in bankruptcy, claims probable in rehabilitation, and other	0	24,522,262	24,522,262	0	0	0

Long-term loans for development projects	279,865,511	(110,103,230)	169,762,281	117,097,601	(36,330,920)	80,766,681

Ordinary loans	117,500,000	(28,500,000)	89,000,000	16,500	(12,100)	4,400	Breakdown of the preservation of claims for the Year-end balance of loans is as follows: Bank guarantee ¥11,000,000 Joint and several guarantee ¥78,000,000 Unsecured ¥80,762,281
Claims probable in bankruptcy, claims probable in rehabilitation, and other	162,365,511	(81,603,230)	80,762,281	117,081,101	(36,318,820)	80,762,281

(Development projects in total)	308,365,511	(85,580,968)	222,784,543	117,108,601	(36,333,120)	80,775,481

(Emigration projects)

Short-term loans for emigration projects	841,177	(480,484)	360,693	172,008	(41,040)	130,968

Ordinary loans	841,177	(480,484)	360,693	172,008	(41,040)	130,968

Long-term loans for emigration projects	386,599,426	(43,800,142)	342,799,284	384,577,720	(42,605,835)	341,971,885

Ordinary loans	2,621,221	(1,322,113)	1,299,108	599,515	(127,806)	471,709

Doubtful loans	20,200,514	(4,879,851)	15,320,663	20,200,514	(4,879,851)	15,320,663

Claims probable in bankruptcy, claims probable in rehabilitation, and other	363,777,691	(37,598,178)	326,179,513	363,777,691	(37,598,178)	326,179,513

(Emigration projects in total)	387,440,603	(44,280,626)	343,159,977	384,749,728	(42,646,875)	342,102,853

(Installments receivable on settlement projects)

Long-term installments receivable on settlement projects	198,085	(198,085)	0	198,085	(198,085)	0

Doubtful loans	198,085	(198,085)	0	198,085	(198,085)	0

(Installments receivable on settlement projects in total)	198,085	(198,085)	0	198,085	(198,085)	0

Total	696,004,199	(130,059,679)	565,944,520	502,056,414	(79,178,080)	422,878,334

(Note)	Standard for appropriation of allowance for loan losses is described in No. 5 of Significant Accounting Policies.

General Account

(5) Details of asset retirement obligations

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Obligations of restoration to original state based on a building lease agreement	276,125,850	0	0	276,125,850	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 91

General Account

(6) Details of capital and capital surplus

(Unit: Yen)

Classification		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Capital	Government investment	62,452,442,661	0	0	62,452,442,661
	Total	62,452,442,661	0	0	62,452,442,661
Capital surplus	Capital surplus
	Facility expenses	2,375,948,084	0	0	2,375,948,084
	Operational grants	251,144,317	0	251,144,317	0	Decrease due to long-term guarantee deposits, etc.
	Specified assets in Accounting Standard for Incorporated Administrative Agency No. 87	(122,494,000)	0	0	(122,494,000)
	Accumulated disposal and sale differential of non-current assets not included in expenses	(6,075,330,965)	0	271,430,676	(6,346,761,641)	Decrease due to sale or disposal of inherited assets, etc.
	Lease contracts	(113,690,859)	0	0	(113,690,859)
	Reserve fund carried over from the previous Mid-term Objective period	8,747,390	268,968,386	0	277,715,776	Increase due to acquisition of non-current assets
	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 99	2,696,290,774	0	0	2,696,290,774
	Total	(979,385,259)	268,968,386	522,574,993	(1,232,991,866)
	Accumulated depreciation not included in expenses	(19,196,644,966)	(1,186,842,530)	(204,257,598)	(20,179,229,898)	Decrease due to depreciation of non-current assets, etc.
	Total	(19,196,644,966)	(1,186,842,530)	(204,257,598)	(20,179,229,898)
	Accumulated impairment loss not included in expenses	(10,201,839)	(527,101,964)	0	(537,303,803)	Decrease due to impairment loss of non-current assets
	Total	(10,201,839)	(527,101,964)	0	(537,303,803)
	Accumulated interest expenses not included in expenses	(7,189,037)	0	0	(7,189,037)
	Total	(7,189,037)	0	0	(7,189,037)
	Total balance	(20,193,421,101)	(1,444,976,108)	318,317,395	(21,956,714,604)

General Account

(7) Details of reserve fund and reversal of reserve fund for specific purpose

1. Details of reserve fund

					(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Reserve fund carried over from the previous Mid-term Objective period	19,509,259,590	0	12,495,843,440	7,013,416,150
Reserve fund under Paragraph 1 Article 44 of the Act on General Rules for Incorporated Administrative Agency	0	4,303,840,433	0	4,303,840,433	Increase resulting from the appropriation of profits for business year 2017
Total	19,509,259,590	4,303,840,433	12,495,843,440	11,317,256,583

2. Details of reversal of reserve fund for specific purpose

			(Unit: Yen)

Classification		Amount	Remarks

Reversal amount of reserve fund for specific purpose	Reserve fund carried over from previous Mid-term Objective period	12,226,875,054	The amount expensed for the current period

Total		12,226,875,054

General Account

(8) Details of operational grant liabilities, transfer for the current period, etc.

1. Details of changes in operational grant liabilities	(Unit: Yen)

Balance at the beginning of the period	Operational grants for the current period	Transfer for the current period				Balance at the end of the period
		Revenues from operational grants	Contra-accounts for assets funded by operational grants	Capital surplus	Subtotal
20,100,863,243	152,364,330,000	139,030,948,723	2,134,121,508	0	141,165,070,231	31,300,123,012

2. Details of the transfer amount from operational grant liabilities and the main usage

(1) Details of the transfer amount to operational grant revenue and the main usage			(Unit: Yen)
Classification	Revenues from operational grants	Main usages of operational grants
		Expenses	Main usages
Transfer based on operation achievement method
Priority development cooperation issues	95,394,254,881	95,194,011,893	Outsourcing expenses: ¥49,795,246,254, Fees paid to experts: ¥21,077,860,410, Other expenses: ¥24,320,905,229
Partnerships with the private sector	6,057,670,730	5,994,461,403	Outsourcing expenses: ¥4,764,812,568, Fees paid to experts: ¥510,910,808, Other expenses: ¥718,738,027
Partnerships with various development partners	24,653,350,027	24,518,546,361	Fees paid to experts: ¥8,892,248,278, Outsourcing expenses: ¥7,440,817,080, Other expenses: ¥8,185,481,003
Strengthen foundations for operational implementation	3,917,456,441	3,979,125,942	Fees paid to experts: ¥1,783,421,893, Outsourcing expenses: ¥918,561,398, Other expenses: ¥1,277,142,651
Common	791,984,000	1,002,317,395	Personnel expenses: ¥1,002,317,395
Transfer based on term method
Common	7,800,920,180	7,678,233,566	Personnel expenses: ¥1,631,374,625, Rents: ¥1,102,919,630, Other expenses: ¥4,943,939,311
Transfer based on the related expenses are incurred
Disaster relief activities	415,312,464	415,312,464	Outsourcing expenses: ¥165,379,635, Rents: ¥50,030,410, Other expenses: ¥199,902,419
Total	139,030,948,723	138,782,009,024

(2) Details of transfer amount to contra-accounts for assets funded by operational grants and capital surplus and main usages				(Unit: Yen)
Segment	Transfer amount to contra-accounts for assets funded by operational grants		Transfer amount to capital surplus
	Transfer amount	Main usages	Transfer amount	Main usages
Priority development cooperation issues	1,266,550,990	Software in progress: ¥948,472,208 Vehicles: ¥123,304,427 Others: ¥194,774,355	0
Partnerships with the private sector	79,816,617	Software in progress: ¥60,467,945 Vehicles: ¥7,861,027 Others: ¥11,487,645	0
Partnerships with various development partners	318,854,055	Software in progress: ¥223,063,096 Vehicles: ¥31,860,846 Others: ¥63,930,113	0
Strengthen foundations for operational implementation	97,946,525	Software in progress: ¥40,788,391 Stored goods: ¥38,025,439 Others: ¥19,132,695	0
Common	370,953,321	Software in progress: ¥312,429,727 Software: ¥36,466,574 Others: ¥22,057,020	0
Total	2,134,121,508		0

3. Details of the balance of operational grant liabilities		(Unit: Yen)
Balance of operational grant liabilities		Reasons for the accrual of balance and revenue generation plan
Balance in relation to operations to which the revenue recognition method based on operation achievement is applied	30,618,293,404	The operation cycle of projects implemented upon requests from the governments of partnering countries in principle ranges over multiple business years. However, the balance is expected to expensed during the current Mid-term Objective period.
Balance in relation to operations to which the revenue recognition method based on term is applied	0	The balance of operational grant liabilities is not carried forward to the next business year.
Balance in relation to operations to which the revenue recognition method based on incurred expenses is applied	681,829,608	The balance is expected to be disbursed for disaster relief activities in the event of major unforseen disasters during the current Mid-term Objective period.
Total	31,300,123,012

General Account

(9) Details of facility expenses

(Unit: Yen)

Classification	Amount granted in the current period	Breakdown of the accounting treatment mentioned on the left side				Remarks
		Construction in progress facility expenses	Capital surplus	Revenues from subsidy for facilities	Revenues from expected amount to be granted from the national budget

Program to enhance disaster resilience in domestic offices	29,124,451	0	0	0	29,124,451

Total	29,124,451	0	0	0	29,124,451

(Note)	The specified expenses for which grant from the national budget is to be expected in the upcoming business years are recorded according to the Accounting Standard for Incorporated Administrative Agency No. 84 “Accounting method regarding the specific expenses for which grant from the national budget is subsequently measured”.

General Account

(10) Details of remunerations and salaries of officers and employees

(Unit: Thousands of yen, persons)

Classification	Remunerations or salaries		Retirement benefits
	Payment amount	Number of people	Payment amount	Number of people

Officers	188,720	13	3,332	2

Employees	16,022,695	1,974	998,985	106

Total	16,211,415	1,987	1,002,317	108

(Notes)

1. Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and “Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

2. Standard of payment of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

3. Number of people As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers and employees during the period is used.

4. Others There are no part-time officers or employees classified as external members.

General Account

(11) Segment information to be disclosed

										(Unit: Yen)

Classification	(1) Priority development cooperation issues	(2) Partnerships with the private sector	(3) Partnerships with various development partners	(4) Strengthen foundations for operational implementation	(5) Grant aid	(6) Contracted programs	(7) Other operations	Subtotal	(8) Corporate common expenses, etc.	Total
I. Operating expenses, revenues, and profits and losses
Operating expenses	106,569,220,645	6,794,107,115	25,063,106,795	4,582,935,592	94,985,301,797	69,405,659	12,053,139	238,076,130,742	29,124,451	238,105,255,193
Outsourcing expenses	49,795,246,254	4,764,812,568	7,440,817,080	918,561,398	0	60,234,328	9,056,297	62,988,727,925	0	62,988,727,925
Fees paid to experts	21,077,860,410	510,910,808	8,892,248,278	1,783,421,893	0	0	0	32,264,441,389	0	32,264,441,389
Personnel expenses	10,864,907,191	692,670,386	2,555,224,929	467,237,816	0	0	0	14,580,040,322	0	14,580,040,322
Fund provision	0	0	0	0	94,985,301,797	0	0	94,985,301,797	0	94,985,301,797
Other expenses	24,831,206,790	825,713,353	6,174,816,508	1,413,714,485	0	9,171,331	2,996,842	33,257,619,309	29,124,451	33,286,743,760
General administrative expenses	—	—	—	—	—	—	—	—	8,593,211,150	8,593,211,150
Personnel expenses	—	—	—	—	—	—	—	—	2,633,692,020	2,633,692,020
Rents	—	—	—	—	—	—	—	—	1,102,919,630	1,102,919,630
Other expenses	—	—	—	—	—	—	—	—	4,856,599,500	4,856,599,500
Depreciation	—	—	—	—	—	—	—	—	600,333,324	600,333,324
Financial expenses	—	—	—	—	—	—	—	—	243,188,779	243,188,779
Miscellaneous expenses	0	0	0	0	0	0	0	0	1,299,884	1,299,884
Total	106,569,220,645	6,794,107,115	25,063,106,795	4,582,935,592	94,985,301,797	69,405,659	12,053,139	238,076,130,742	9,467,157,588	247,543,288,330

Operating revenues
Revenues from operational grants	95,394,254,881	6,057,670,730	24,653,350,027	4,332,768,905	0	0	0	130,438,044,543	8,592,904,180	139,030,948,723
Revenues from grant aid	0	0	0	0	94,985,301,797	0	0	94,985,301,797	0	94,985,301,797
Revenues from contracted programs	0	0	0	0	0	70,719,047	0	70,719,047	0	70,719,047
Revenues from interest on development projects	0	0	0	0	0	0	0	0	319,810	319,810
Revenues from settlement projects	0	0	0	0	0	0	0	0	126,768	126,768
Revenues from emigration projects	0	0	0	0	0	0	0	0	1,413,823	1,413,823
Donation revenues	0	0	0	0	0	0	12,053,139	12,053,139	0	12,053,139
Revenues from expected amount to be granted from the national budget	0	0	0	0	0	0	0	0	29,124,451	29,124,451
Reversal of allowance for loan losses	0	0	0	0	0	0	0	0	33,585,930	33,585,930
Reversal of contra-accounts for assets funded by operational grants	0	0	0	102,446,209	0	0	0	102,446,209	427,641,223	530,087,432
Financial revenues	—	—	—	—	—	—	—	—	5,870,215	5,870,215
Miscellaneous income	190,794,125	12,163,697	46,414,209	8,204,969	0	0	0	257,577,000	3,493,621,276	3,751,198,276
Total	95,585,049,006	6,069,834,427	24,699,764,236	4,443,420,083	94,985,301,797	70,719,047	12,053,139	225,866,141,735	12,584,607,676	238,450,749,411

Operating income and loss	(10,984,171,639)	(724,272,688)	(363,342,559)	(139,515,509)	0	1,313,388	0	(12,209,989,007)	3,117,450,088	(9,092,538,919)

II. Extraordinary income and losses, etc.
Extraordinary losses	0	0	0	0	0	0	0	0	34,357,916	34,357,916
Extraordinary income	0	0	0	0	0	0	0	0	67,768,209	67,768,209
Net income and loss	(10,984,171,639)	(724,272,688)	(363,342,559)	(139,515,509)	0	1,313,388	0	(12,209,989,007)	3,150,860,381	(9,059,128,626)
Reversal of reserve fund carried over from the previous Mid-term Objective period	10,645,448,226	683,848,827	870,624,475	22,088,848	0	0	0	12,222,010,376	4,864,678	12,226,875,054
Total income and loss for the current year	(338,723,413)	(40,423,861)	507,281,916	(117,426,661)	0	1,313,388	0	12,021,369	3,155,725,059	3,167,746,428

III. Administrative service operation cost
Operating expenses
Expenses in the statement of income	106,569,220,645	6,794,107,115	25,063,106,795	4,582,935,592	94,985,301,797	69,405,659	12,053,139	238,076,130,742	9,501,515,504	247,577,646,246
(Deduction) Self-revenues	(190,794,125)	(12,163,697)	(46,414,209)	(8,204,969)	0	(70,719,047)	(12,053,139)	(340,349,186)	(3,543,194,920)	(3,883,544,106)
Total operating expenses	106,378,426,520	6,781,943,418	25,016,692,586	4,574,730,623	94,985,301,797	(1,313,388)	0	237,735,781,556	5,958,320,584	243,694,102,140
Depreciation not included in expenses	—	—	—	—	—	—	—	—	1,186,842,530	1,186,842,530
Impairment loss not included in expenses	—	—	—	—	—	—	—	—	527,101,964	527,101,964
Disposal and sale differential not included in expenses	—	—	—	—	—	—	—	—	66,903,045	66,903,045
Estimated bonus payments not included in provision	—	—	—	—	—	—	—	—	19,331,720	19,331,720
Estimated increase in retirement benefits not included in provision	—	—	—	—	—	—	—	—	(924,518,783)	(924,518,783)
Administrative service operation cost	106,378,426,520	6,781,943,418	25,016,692,586	4,574,730,623	94,985,301,797	(1,313,388)	0	237,735,781,556	6,833,981,060	244,569,762,616

IV. Total assets
Cash and deposits	0	0	0	0	175,805,910,128	354,704,052	3,402,481,331	179,563,095,511	35,362,821,717	214,925,917,228
Advance payments	20,417,717,224	730,801,721	1,759,759,743	54,769,408	0	0	0	22,963,048,096	0	22,963,048,096
Buildings	—	—	—	—	—	—	—	—	22,199,654,213	22,199,654,213
Land	—	—	—	—	—	—	—	—	14,322,908,481	14,322,908,481
Other assets	187,628,009	14,851,836	75,976,401	363,077,076	148,313	24,839,125	143,172,987	809,693,747	10,989,486,185	11,799,179,932
Total	20,605,345,233	745,653,557	1,835,736,144	417,846,484	175,806,058,441	379,543,177	3,545,654,318	203,335,837,354	82,874,870,596	286,210,707,950

(Note)1. Segment classification and main descriptions

Operations are classified into four segments in accordance with descriptions of the Mid-term Plan based on operations specified in Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency.

Operations in relation to donations and operations prescribed in Article 13 are organized as other operations.

1) Priority development cooperation issues

2) Partnerships with the private sector

3) Partnerships with various development partners

4) Strengthen foundations for operational implementation

2. Disclosure of operating expenses

Operating expenses are classified in operating expenses in the statement of income according to their nature. Items that account for less than 5% of the total amount allocated to each segment are included in other expenses.

The relationship between operating expenses in this list and operating expenses in the Statement of Income is as follows:

1) Priority development cooperation issues: amount of expenses for priority sectors and region

2) Partnerships with the private sector: amount of expenses for private sector partnership

3) Partnerships with various development partners: amount of expenses for domestic partnerships

4) Strengthen foundations for operational implementation: amount of expenses for other operations

5) Grant aid: amount of expenses for grant aid

6) Contracted programs: amount of expenses for contracted programs

7) Other operations: amount of expenses for donation projects

8) Corporate common expenses, etc.: amounts of facility expenses

(2) Personnel expenses etc. and rents which are recorded in General Administrative Expenses and administrative service operation cost that have been classified as corporate common expenses, etc., cannot be allocated to each segment due to the following reasons:

1) Personnel expenses: employees are in charge of several operations and their involvement in each operation is not uniform.

2) Rents: a wide variety of buildings are included in target property and they are used for multiple operations.

3. Assets are listed in accordance with the accounts in the balance sheet. Items that account for less than 5% of total assets are included in other assets.

4. Because operating expenses for 1) Priority development cooperation issues and 3) Partnerships with various development partners are financed by operational grants and revenues from operations, equivalent amounts are shown as miscellaneous income in operating revenues.

5. “-” is shown in the columns of items which have been allocated only to corporate common expenses, etc., because they cannot be allocated to individual segments.

General Account

(12) Details of grant-in-aid for scientific research

			(Unit: Yen)
Classification	Amount granted in the current period	Number of the projects	Remarks
Grant-in-Aid for Scientific Research B	(950,000) 285,000	3	Japan Society for the Promotion of Science Grant-in-Aid for Scientific Research
Grant-in-Aid for Scientific Research C	(460,000) 138,000	2
Grant-in-Aid for Young Scientists B	(2,540,000) 762,000	2
Grant-in-Aid for Young Scientists C	(1,100,000) 330,000	1
Total	(5,050,000) 1,515,000	8

(Note)	Amount granted in the current period indicate the amount equivalent to indirect expenses. The amount equivalent to direct expenses are indicated in parentheses ( ).

General Account

(13) Details of main assets and liabilities other than those mentioned above

1. Cash and deposits

		(Unit: Yen)
Classification	Amount	Remarks

Cash	6,875,188

Cash in foreign currency	63,930,984

Deposit accounts	205,285,461,845

Checking accounts	3,136

Deposit accounts in foreign currency	331,209,755

Checking accounts in foreign currency	2,938,436,320

Time deposits	6,300,000,000

Total	214,925,917,228

2. Advance payments

			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Operating expenses	22,963,048,096	JV Oriental Consultants Global Co., Ltd., etc.
Total	22,963,048,096

3. Funds for grant aid
			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Funds for grant aid	174,790,760,441	Republic of the Union of Myanmar, etc.
Total	174,790,760,441
4. Accounts payable
			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Operating expenses	13,008,915,690	JV Nippon Koei Co., Ltd., etc.

General administrative expenses	1,652,677,662	Accenture Japan Ltd, etc.

Expenses for contracted programs	656,038	Recruit Staffing Co., Ltd., etc.

Expenses for grant aid	1,015,298,000	The Government of Republic of Liberia, etc.

Expenses for donation projects	685,298	Japan Fundraising Association, etc.

Others	237,593,924	Mutual Aid Association of JICA, etc.
Total	15,915,826,612

General Account

(14) Details of affiliated companies and relevant public interest corporations

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	Japan Overseas Cooperative Association				The Association of Nikkei & Japanese Abroad
Outline of operations

(1)  International cooperative activities in developing countries and activities pertaining to the promotion, promulgation, and edification of international exchange and global understanding.

(2)  Assistance for postdisaster restoration and peace-building activities.

(3)  Activities pertaining to cooperation and collaboration with international and domestic support agencies, international cooperation associations, and other institutions.

(4)  Activities pertaining to support for the development of a multicultural symbiotic society and vitalization and internationalization of societies.

(5)  Activities to support integrated community building and human resource development involving various sectors for the purpose of regional revitalization in cooperation in local communities.

① Planning, support on coordination and implementation of project for the purpose of integrated community building including various sectors such as education, welfare service and industrial promotion

② Category II social welfare services prescribed in article 2 of the Social Welfare Act

(a)  Based on Child Welfare Act:

-  day care services for handicapped children

-  consultation services for handicapped children

-  after-school child sound upbringing services

-  regional base services of the child care support

-  nursery center management services

(b) Based on act on Social Welfare for the Elderly

-  senior in-home care services

-  senior day-services

(c)  Based on act to comprehensively support daily and social lives of persons with disabilities

-  welfare services for persons with disabilities

-  consultation support services

-  services to support regional life

-  management of community activity support centers

③ Human resource development and training

(6)  Other activities necessary to achieve the objectives of the Association.

(1)   Support and promulgation of economic, cultural, educational, and social activities in cooperation with overseas and domestic Japan-related organizations or by itself.

(2)   Cooperation pertaining to carrying out of international cooperative activities and international exchange activities.

(3)   Collaboration with municipalities and international exchange associations

(4)   Promulgation both at home and abroad of research outcomes and knowledge regarding activities pertaining international cooperation and international exchange endeavors

(5)   Provision of information and collaboration regarding migration and overseas expansion of businesses

(6)   Establishment and operation of centers for Japanese abroad

(7)   Consultations and intermediation for and regarding Japanese abroad

(8)   Publicity of and edification regarding situations in Japan

(9)   Organizing of the convention of Nikkei and Japanese abroad

(10)  Edification regarding investment from overseas, investment overseas, and businesses

(11)  Other activities necessary for the fulfillment of public good

Name of officers	Number of officers: 10 Representative director and president: Ryosei Oya Board member: Kazuto Kitano (Former Director General of the Nihonmatsu Training Center of JICA)				Number of officers: 17 (Representative Director) President: Kiyoshi Ueda

Association chart on transactions between relevant public interest corporations and JICA
Japan Overseas Cooperative Association
	JICA				JICA	The Association of Nikkei & Japanese Abroad

		(Operation Consignment)				(Operation Consignment)

Assets			1,567,246,600 yen			177,786,532 yen

Liabilities			435,915,062 yen			111,089,513 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year			890,266,400 yen			63,334,712 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		24,200,000 yen		- Subsidy received, etc.	0 yen

- Other revenues	- Other revenues		3,050,354,851 yen		- Other revenues	418,163,879 yen

¡ Expenses	¡ Expenses		3,045,189,713 yen		¡ Expenses	414,801,572 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		211,700,000 yen		- Subsidy received, etc.	0 yen

- Other revenues	- Other revenues		0 yen		- Other revenues	0 yen

¡ Expenses	¡ Expenses		0 yen		¡ Expenses	0 yen

Balance of net assets at the end of the business year			1,131,331,538 yen			66,697,019 yen

(Statement of activities)

Balance of net assets at the beginning of the business year			-			-

Total revenues for the current period			-			-

Total expenditures for the current period			-			-

Balance of net assets at the end of the business year			-			-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 312,337,203 yen, Accounts receivable: 385,978 yen				Accounts payable: 9,817,909 yen, Accounts receivable: 193,955 yen

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	2,572,546,662 yen			Total operating revenues:	385,866,512 yen
	(Breakdown: JICA transactions,		1,178,077,796 yen	45.8%)	(Breakdown: JICA transactions,	145,049,620 yen	37.6%)
	Competitive contract		(809,795,927 yen	68.7%)	Competitive contract	(95,965,198 yen	66.2%)
	Planning competition and public selection		(20,655,148 yen	1.8%)	Planning competition and public selection	(38,905,376 yen	26.8%)
	Non-competitive negotiated contracts		(347,626,721 yen	29.5%)	Non-competitive negotiated contracts	(10,179,046 yen	7.0%)

(Note)   Pursuant to “Concerning the revision of the accounting standards for public-interest corporations (agreement from the liaison council of relevant agencies guidance, supervision, etc., of public-interest corporations, etc., of October 14, 2004) (“Accounting Standards for Public-interest Corporations” hereinafter),” the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

(Note 1)  The above amount pertains to the period from April 1, 2017, through March 31, 2018.

(Note 2)  Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Kitakyushu International Techno-Cooperative Association				Pacific Resource Exchange Center
Outline of operations

(1)   Development of necessary research studies and educational curriculums, creation and undertaking of training programs, dispatch of experts, and transfer of technologies overseas

(2)   Planning and undertaking of activities to promote international goodwill

(3)   Planning and undertaking of other activities for the purpose of fulfilling the aims of this association

(1)   Fostering human resources to contribute mainly to the growth of developing countries, etc.

(2)   Economic, cultural, and personal exchange activities mainly with developing countries, etc.

(3)   Cultivating human resources tasked with economic, cultural, and personal exchange activities mainly with developing countries.

(4)   Gathering information and research/study related to economic cooperation

(5)   Public awareness and publicity concerning the aforementioned activities

(6)   Other activities necessary for the achievement of objectives of this corporate body

Name of officers	Number of officers: 11 President: Hideki Furuno				Number of officers: 18 Representative Director: Kiyoshi Otsubo

Association chart on transactions between relevant public interest corporations and JICA
		Kitakyushu International Techno-Cooperative Association					Pacific Resource Exchange Center
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		661,093,398 yen					4,674,251,180 yen

Liabilities		17,107,402 yen					62,920,766 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		658,907,670 yen					4,575,505,137 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		32,700,000 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		161,387,573 yen		- Other revenues			193,361,962 yen

¡ Expenses	¡ Expenses		208,230,033 yen		¡ Expenses			157,536,685 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen

¡ Expenses	¡ Expenses		779,214 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		643,985,996 yen					4,611,330,414 yen

(Statement of activities)

Balance of net assets at the beginning of the business year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Balance of net assets at the end of the business year		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 2,805,840 yen				Accounts payable: 13,241,850 yen

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	155,889,923 yen			Total operating revenues:	81,731,958 yen
	(Breakdown: JICA transactions,		122,819,363 yen	78.8%)	(Breakdown: JICA transactions,			54,086,605 yen	66.2%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		122,819,363 yen	100.0%)	Planning competition and public selection	(		54,086,605 yen	100.0%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2017, through March 31, 2018.				(Note 1) The above amount pertains to the period from April 1, 2017, through March 31, 2018.
	(Note 2) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.				(Note 2) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Ecologic				Overseas Agricultural Development Association
Outline of operations

(1)   Planning, research/study, design development, operation management, providing of information and consulting services regarding domestic and overseas tourism and leisure

(2)   Planning, management, marketing and consulting services of tours

(3)   Planning, research/study, production publication, marketing, operation management and consulting services regarding education and human development activities

(4)   Marketing, planning, production and import and export of domestic and overseas artifacts, handicraft, local products, foods and books.

(5)   Management of hotels and others

(6)   Management of restaurants

(7)   Planning, research/study, design development, operation management, providing of information and Consulting services regarding environmental preservation and local cultural preservation.

(8)   Activities related or incidental to the activities listed in the preceding items

(1)   Proposal regarding effective undertaking of overseas agricultural development cooperation

(2)   Guidance and advice for overseas agricultural development cooperation by private-sector companies

(3)   Cooperation for activities by the government and private-sector companies regarding overseas agricultural development cooperation

(4)   Research and study regarding overseas agricultural development cooperation

(5)   Gathering and providing of information regarding overseas agricultural development cooperation

(6)   Carrying out of collaborative activities with community organizations regarding rural community promotion in Japan

(7)   Capacity building and securing of personnel who engage in rural community promotion in Japan

(8)   Establishment and operation of necessary facilities for aforementioned activities

(9)   Other activities necessary to fulfill the aims of this organization

Name of officers	Number of officers: 1 President: Masatoku Shintani				Number of officers: 9 President: Hidekazu Toyohara

Association chart on transactions between relevant public interest corporations and JICA
		Ecologic					Overseas Agricultural Development Association
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		16,702,056 yen					16,657,814 yen

Liabilities		11,827,886 yen					24,027,446 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		2,708,360 yen					(6,508,002) yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		44,741,065 yen		- Other revenues			130,386,124 yen

¡ Expenses	¡ Expenses		42,575,255 yen		¡ Expenses			131,337,754 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen

¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		4,874,170 yen					(7,459,632) yen

(Statement of activities)

Balance of net assets at the beginning of the business year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Balance of net assets at the end of the business year		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A					N/A

Details of receivables and payables to relevant public interest corporations		N/A			Accounts receivable: 777,679 yen

Details of debt guarantee		N/A					N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	44,630,333 yen			Total operating revenues:	128,460,625 yen
	(Breakdown: JICA transactions,		21,755,596 yen	48.7%)	(Breakdown: JICA transactions,			97,694,383 yen	76.1%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		21,755,596 yen	100.0%)	Planning competition and public selection	(		97,694,383 yen	100.0%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)

	(Note) Pursuant to “Basic Guidelines for SME Accounting (published by study committee for SME accounting on February 1, 2012)”, the statement of income is prepared.				(Note) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Agricultural Development Consultants Association				Japan Overseas Forestry Consultants Association
Outline of operations

(1)  Technical research to create projects for overseas agricultural development

(2)  Research of information and gathering of material regarding overseas agricultural development

(3)  Guidance and advice for consulting firms and organizations

(4)  Organizing lectures and symposiums regarding overseas technical assistance

(5)  Support regarding activities for overseas agricultural development

(6)  Other activities necessary to fulfill the aims of this association

(1)  Survey regarding overseas forest and forestry

(2)  Technical development regarding overseas forest and forestry

(3)  Afforestation in developing countries

(4)  Guidance and advice regarding overseas forest and forestry

(5)  Implementation of training regarding overseas forest and forestry

(6)  Gathering and provision of material and information on overseas forest and forestry

(7)  Other activities necessary to fulfill the purposes of the Association

Name of officers	Number of officers: 8 Chairman: Shigeyasu Aoyama Director: Ryuzo Nishimaki (Former Director General of Rural Development Department of JICA)				Number of officers: 12 Representative Director: Fusho Ozawa

Association chart on transactions between relevant public interest corporations and JICA
		Agricultural Development Consultants Association					Japan Overseas Forestry Consultants Association
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		115,686,433 yen					192,432,764 yen

Liabilities		9,337,438 yen					142,046,210 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		108,330,278 yen					55,987,725 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		40,366,666 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		72,355,398 yen		- Other revenues			228,463,835 yen

¡ Expenses	¡ Expenses		114,703,347 yen		¡ Expenses			234,065,006 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen

¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		106,348,995 yen					50,386,554 yen

(Statement of activities)

Balance of net assets at the beginning of the business year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Balance of net assets at the end of the business year		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 3,341,247 yen, Accounts receivable: 27,478 yen				N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	66,313,120 yen			Total operating revenues:	227,222,141 yen
	(Breakdown: JICA transactions,		43,814,520 yen	66.1%)	(Breakdown: JICA transactions,			200,127,364 yen	88.1%)
	Competitive contract		(0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection		(43,814,520 yen	100.0%)	Planning competition and public selection	(		200,127,364 yen	100.0%)
	Non-competitive negotiated contracts		(0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)

(Note 1)  The above amount pertains to the period from April 1, 2017, through March 31, 2018.

(Note 2)  Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

(Note) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Supporting Organization of J.O.C.V.				Takikawa International Exchange Association
Outline of operations

(1)  Activities for the diffusion of cooperation volunteers’ activities for awareness raising and for understanding promotion

(2)  Activities for promoting participation in cooperation volunteers

(3)  Activities for assisting cooperation volunteers’ local activities

(4)  Activities for leveraging cooperation volunteers’ experience for society

(5)  Social contribution projects based on collaboration with citizen volunteers

(6)  Activities for placement and staffing

(7)  Other activities necessary to achieve the objectives of this corporation

(1)  Activities for international exchange

(2)  Activities for international cooperation

(3)  Activities for fostering international understanding

(4)  Activities for promoting multiculturalism

(5)  Other activities necessary to fulfill the purposes of the Association

Name of officers	Number of officers: 16 President: Yasuhiro Yamamoto Standing Director General: Kazuhisa Matsuoka (Former Senior Vice President of JICA)				Number of officers: 21 President: Norikazu Mizuguchi

Association chart on transactions between relevant public interest corporations and JICA
		Supporting Organization of J.O.C.V.					Takikawa International Exchange Association
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		54,718,975 yen					45,047,958 yen

Liabilities		9,823,622 yen					599,923 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		51,043,495 yen					38,545,897 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		3,000,000 yen		- Subsidy received, etc.			5,450,000 yen

- Other revenues	- Other revenues		110,762,879 yen		- Other revenues			44,592,705 yen

¡ Expenses	¡ Expenses		119,911,021 yen		¡ Expenses			44,140,567 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen

¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		44,895,353 yen					44,448,035 yen

(Statement of activities)

Balance of net assets at the beginning of the business year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Balance of net assets at the end of the business year		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 15,211,225 yen				Accounts payable: 266,000 yen

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	89,361,261 yen			Total operating revenues:		41,912,557 yen
	(Breakdown: JICA transactions,		77,788,426 yen	87.0%)	(Breakdown: JICA transactions,			31,076,359 yen	74.1%)
	Competitive contract		(75,810,179 yen	97.5%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection		(0 yen	0.0%)	Planning competition and public selection	(		25,456,563 yen	81.9%)
	Non-competitive negotiated contracts		(1,978,247 yen	2.5%)	Non-competitive negotiated contracts	(		5,619,796 yen	18.1%)

(Note) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

(Note 1)  The above amount pertains to the period from April 1, 2017, through March 31, 2018.

(Note 2)  Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Overseas Vocational Training Association				Foundation for Advanced Studies on International Development
Outline of operations

(1)  Capacity building of necessary personnel for the planning and promotion of overseas vocational training

(2)  Undertaking of necessary international cooperation such as guidance and advice regarding establishment and operation of training institutions for the planning and promotion of overseas vocational training

(3)  Development and providing of necessary training material and methodology for the planning and promotion of overseas vocational training

(4)  Gathering and providing necessary information and material for the planning and promoting of overseas vocational training

(5)  Assisting the training for foreign trainees in Japan

(6)  Promotion of exchange between foreign trainees and Japanese local communities and families

(7)  Other activities necessary to fulfill the aims of this organization

(1)  Cultivation of human resources for international development

(2)  Research and surveys for international development and assistance policy

(3)  Cooperation for advanced studies regarding international development

(4)  Technical cooperation projects overseas

(5)  Cooperation for private-sector business activities contributing to international development

(6)  Dissemination of information, edification, and publicity regarding international development

(7)  Activities in Japan drawing on insights from aforementioned activities

(8)  Other activities necessary to fulfill the aims of this foundation

Name of officers	Number of officers: 8 President: Mitsuru Kato				Number of officers: 6 President: Tsuneo Sugishita

Association chart on transactions between relevant public interest corporations and JICA
		Overseas Vocational Training Association					Foundation for Advanced Studies on International Development
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		225,092,519 yen					892,026,622 yen

Liabilities		19,597,172 yen					182,670,729 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		237,714,971 yen					714,898,133 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			1,000,000 yen

- Other revenues	- Other revenues		173,913,927 yen		- Other revenues			281,144,611 yen

¡ Expenses	¡ Expenses		206,133,551 yen		¡ Expenses			287,686,851 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen

¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		205,495,347 yen					709,355,893 yen

(Statement of activities)

Balance of net assets at the beginning of the business year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Balance of net assets at the end of the business year		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 66,222,048 yen				Accounts payable: 68,657,296 yen

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	172,592,566 yen			Total operating revenues:		273,597,994 yen
	(Breakdown: JICA transactions,		122,950,566 yen	71.2%)	(Breakdown: JICA transactions,			224,115,123 yen	81.9%)
	Competitive contract		(0 yen	0.0%)	Competitive contract	(		5,100,498 yen	2.3%)
	Planning competition and public selection		(121,189,043 yen	98.6%)	Planning competition and public selection	(		219,014,625 yen	97.7%)
	Non-competitive negotiated contracts		(1,761,523 yen	1.4%)	Non-competitive negotiated contracts	(		0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2017, through March 31, 2018.				(Note 1) The above amount pertains to the period from April 1, 2017, through March 31, 2018.
	(Note 2) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.				(Note 2) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	The Overseas Coastal Area Development Institute of Japan				Okinawa Environment Club
Outline of operations

(1)  Research and studies for projects

①  Research and studies on global coastal area development and international logistics

②  Cooperative projects related to coastal development and logistics overseas

(2)  International cooperation support activities

①  Transfer of Japanese technology concerning coastal development and logistics

②  Gathering and analyzing information on global coastal development and international logistics

(3)  International exchange and publicity

①  Promotion of international relations with overseas researchers and experts on coastal development and logistics

②  Organizing of study sessions and lectures and publications on global coastal development and international logistics

③  Joint research on global coastal development and international logistics with domestic and overseas institutions

(4)  Other activities necessary for fulfilling the aims of the Center

(1)  Conservation of regional nature and environment

(2)  Promotion of environmental education

(3)  Community development making use of natural and environmental features

(4)  Necessary research and studies; gathering and providing of information

(5)  Publication of newsletters, etc.

Name of officers	Number of officers: 9 Chairman: Shoji Muneoka				Number of officers: 7 President: Kuniki Shimoji

Association chart on transactions between relevant public interest corporations and JICA
		The Overseas Coastal Area Development Institute of Japan					Okinawa Environment Club
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		1,760,712,709 yen					26,063,436 yen

Liabilities		134,471,252 yen					9,048,940 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		1,507,759,472 yen					-

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			-

- Other revenues	- Other revenues		800,360,527 yen		- Other revenues			-

¡ Expenses	¡ Expenses		681,878,542 yen		¡ Expenses			-

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			-

- Other revenues	- Other revenues		0 yen		- Other revenues			-

¡ Expenses	¡ Expenses		0 yen		¡ Expenses			-

Balance of net assets at the end of the business year		1,626,241,457 yen					-

(Statement of activities)

Balance of net assets at the beginning of the business year		-					15,902,355 yen

Total revenues for the current period		-					41,361,493 yen

Total expenditures for the current period		-					40,249,352 yen

Balance of net assets at the end of the business year		-					17,014,496 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 59,777,354 yen				N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	784,196,074 yen			Total operating revenues:		41,259,832 yen
	(Breakdown: JICA transactions,		362,931,315 yen	46.3%)	(Breakdown: JICA transactions,			40,342,790 yen	97.8%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		337,264,035 yen	92.9%)	Planning competition and public selection	(		40,342,790 yen	100.0%)
	Non-competitive negotiated contracts (		25,667,280 yen	7.1%)	Non-competitive negotiated contracts	(		0 yen	0.0%)

(Note) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

(Note 1)  The above amount pertains to the period from April 1, 2017, through March 31, 2018.

(Note 2)  Pursuant to “the Amendment Act to Promote Specified Nonprofit Activities (established as Act No. 70 of 2011) (“the Act to Promote Specified Nonprofit Activities” hereinafter)”, the statement of activities is prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Non-profit Organization Kyushu International Cooperative Association, Japan				International Farmers Participation Technical Net-work
Outline of operations

(1)  Activities to provide advice to overseas volunteer undertaking, such as government development assistance activities, support for research, studies and evaluation, and cooperation

(2)  Activities including international exchange by municipalities and various organizations, planning for international cooperation undertaking, and support and cooperation for research and studies

(3)  Organizing training and lectures, etc., to promote self-development of young people through international understanding and publicity

(4)  Activities to promote international cooperation through personnel exchange and cultural and technical assistance with regional communities of developing nations, etc.

(5)  Activities to help returnees of overseas cooperation volunteers find jobs, with a view to disseminating volunteer experiences throughout society

(6)  Activities for sales and providing information regarding goods and publications for promotion of the activities

(1)   Activities regarding international cooperation

1.   As support for small-scale farmers, development of appropriate technologies regarding upland crop, rice cultivation, vegetable cultivation, improvement of agricultural instruments, and irrigation

2.   Gathering and providing information on agricultural technology for small-scale farmers

3.   Survey of situations of local agriculture, and research and development for appropriate technologies

4.   Capacity building of local residents and technological support

5.   Training in Japan as well as at operation site

6.   Support through dispatching experts

(2)   Activities related to revitalization of economic activities

1.   Cooperation for participatory rural development through appropriate agricultural technology

2.   Cooperation for farmers to participate in local agricultural cooperatives, etc.

3.   Cooperation for training of appropriate agricultural technology for local farmers

(3)   Activities related to promotion of learning

1.   Development, research, and study of appropriate technology for local small-scale farmers

2.   Exchange with Japanese farmers, students and experts engaging in international cooperation

3.   Support and cooperation to universities and research institutions

Name of officers	Number of officers: 18 President (Chairperson): Akinobu Yumiba Board member: Masato Hanada (Former Director General of the Nihonmatsu Training Center of JICA)

Number of officers: 7

President: Hai Sakurai

Director: Kazuo Nagai

(Former Director General of the Tsukuba Center of JICA)

Director: Yoshiaki Kono

(Former Director General of the Tokyo Center of JICA)

Director: Yoshihiko Nishimura

(Former Deputy Director of the Tsukuba Center of JICA)

Association chart on transactions between relevant public interest corporations and JICA
		Non-profit Organization Kyushu International Cooperative Association					International Farmers Participation Technical Net-work
	JICA				JICA

	(Operation Consignment)					(Operation Consignment)

Assets		27,367,168 yen					23,526,945 yen

Liabilities		4,833,696 yen					10,217,246 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		-					-

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-

- Other revenues	- Other revenues		-		- Other revenues			-

¡ Expenses	¡ Expenses		-		¡ Expenses			-

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-

- Other revenues	- Other revenues		-		- Other revenues			-

¡ Expenses	¡ Expenses		-		¡ Expenses			-

Balance of net assets at the end of the business year		-					-

(Statement of activities)

Balance of net assets at the beginning of the business year		23,241,730 yen					19,603,541 yen

Total revenues for the current period		36,847,586 yen					62,702,320 yen

Total expenditures for the current period		37,555,844 yen					68,986,162 yen

Balance of net assets at the end of the business year		22,533,472 yen					13,319,699 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 5,081,450 yen				Accounts receivable: 59,389 yen

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	35,248,162 yen			Total operating revenues:		62,584,959 yen
	(Breakdown: JICA transactions,		31,430,700 yen	89.2%)	(Breakdown: JICA transactions,			62,319,262 yen	99.6%)
	Competitive contract (		21,024,371 yen	66.9%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		10,406,329 yen	33.1%)	Planning competition and public selection	(		62,319,262 yen	100.0%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)

	(Note) Pursuant to “the Act to Promote Specified Nonprofit Activities”, the statement of activities is prepared.				(Note) Pursuant to “the Act to Promote Specified Nonprofit Activities”, the statement of activities is prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Nonprofit Organization Institute of the Solar Boat				Japan National Assembly of Disabled Peoples’ International
Outline of operations	(1) Conservation and restoration activities of cultural properties (2) Research and study regarding cultural properties (3) Gathering and providing of information regarding cultural properties

(1)  Proposal of disability policies

(2)  Research and study of disability policies

(3)  Public relation and awareness on persons with disabilities

(4)  Promotion of participation of persons with disabilities

(5)  Advocacy for persons with disabilities

(6)  International cooperation on persons with disabilities

Name of officers	Number of officers: 12 Director: Sakuji Yoshimura				Number of officers: 27 Chairperson: Midori Hirano

Association chart on transactions between relevant public interest corporations and JICA
		Nonprofit Organization Institute of the Solar Boat					Japan National Assembly of Disabled Peoples’ International
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		30,345,536 yen					46,615,444 yen

Liabilities		8,918,378 yen					4,257,825 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		-					-

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-

- Other revenues	- Other revenues		-		- Other revenues			-

¡ Expenses	¡ Expenses		-		¡ Expenses			-

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-

- Other revenues	- Other revenues		-		- Other revenues			-

¡ Expenses	¡ Expenses		-		¡ Expenses			-

Balance of net assets at the end of the business year		-					-

(Statement of activities)

Balance of net assets at the beginning of the business year		(4,206,739) yen					45,255,033 yen

Total revenues for the current period		77,563,864 yen					77,018,509 yen

Total expenditures for the current period		51,929,967 yen					79,915,923 yen

Balance of net assets at the end of the business year		21,427,158 yen					42,357,619 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 8,195,598 yen				N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	43,497,112 yen			Total operating revenues:		47,134,962 yen
	(Breakdown: JICA transactions,		33,516,929 yen	77.1%)	(Breakdown: JICA transactions,			24,474,718 yen	51.9%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		0 yen	0.0%)	Planning competition and public selection	(		12,974,000 yen	53.0%)
	Non-competitive negotiated contracts (		33,516,929 yen	100.0%)	Non-competitive negotiated contracts	(		11,500,718 yen	47.0%)

(Note 1)  The above amount pertains to the period from April 1, 2017, through March 31, 2018.

(Note 2)  Pursuant to “the Act to Promote Specified Nonprofit Activities”, an statement of activities is prepared.

(Note 1)  The above amount pertains to the period from April 1, 2017, through March 31, 2018.

(Note 2)  Pursuant to “the Act to Promote Specified Nonprofit Activities”, an statement of activities is prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	MuranoMirai				Lequio Wings
Outline of operations

(1)  Activities regarding community development and support for community sustainability

(2)  Activities related to capacity building and receiving trainees

(3)  Activities related to research and studies

(4)  Activities related to promotion of international understanding and edification

(5)  Activities related to support of community promotion

(6)  Other activities necessary for fulfilling the aims of this organization

(1)  International cooperation activities

(2)  International exchange activities

(3)  Activities regarding to capacity building

(4)  Activities regarding culture, sports, education, and academic exchange

(5)  Activities regarding promotion of communities in Okinawa

(6)  Support for the socially vulnerable and activities to promote peace

(7)  Other activities necessary for fulfilling the aims of this organization

Name of officers	Number of officers: 9 Representative director: Toyokazu Nakata				Number of officers: 6 Exective director: Chochu Awa

Association chart on transactions between relevant public interest corporations and JICA
		Mura no Mirai					Lequio Wings
	JICA				JICA

	(Operation Consignment)					(Operation Consignment)

Assets		10,559,303 yen					21,400,216 yen

Liabilities		7,236,625 yen					2,656,592 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		-					-

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-

- Other revenues	- Other revenues		-		- Other revenues			-

¡ Expenses	¡ Expenses		-		¡ Expenses			-

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-

- Other revenues	- Other revenues		-		- Other revenues			-

¡ Expenses	¡ Expenses		-		¡ Expenses			-

Balance of net assets at the end of the business year		-					-

(Statement of activities)

Balance of net assets at the beginning of the business year		1,568,933 yen					17,929,133 yen

Total revenues for the current period		44,557,963 yen					58,207,575 yen

Total expenditures for the current period		42,804,218 yen					57,393,083 yen

Balance of net assets at the end of the business year		3,322,678 yen					18,743,624 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 172,260 yen				N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	35,922,698 yen			Total operating revenues:		57,025,200 yen
	(Breakdown: JICA transactions,		25,274,069 yen	70.4%)	(Breakdown: JICA transactions,			30,860,697 yen	54.1%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		25,274,069 yen	100.0%)	Planning competition and public selection	(		27,454,155 yen	89.0%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		3,406,542 yen	11.0%)

(Note 1)  The above amount pertains to the period from April 1, 2017, through March 31, 2018.

(Note 2)  Pursuant to “the Act to Promote Specified Nonprofit Activities”, the statement of activities is prepared.

(Note) Pursuant to “the Act to Promote Specified Nonprofit Activities”, the statement of activities is prepared.

Independent Auditor’s Report

Mr. Shinichi Kitaoka, President

Japan International Cooperation Agency

We have audited the accompanying financial statements of the finance and investment account of Japan International Cooperation Agency, which comprise the balance sheet as at March 31, 2019, and the statement of income, cash flows, and of administrative service operation cost for the year then ended, and a summary of significant accounting policies and other explanatory information, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the affiliated companies).

President’s Responsibility for the Financial Statements

President is responsible for the preparation and fair presentation of these financial statements in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan, and for designing and operating such internal control as president determines is necessary to enable the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The audit was planned with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts. The purpose of an audit of the financial statements is not to express an opinion on the effectiveness of the entity’s internal control, but in making these risk assessments the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by president, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members that would result in material misstatement in the financial statements was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Japan International Cooperation Agency’s finance and investment account as at March 31, 2019, and financial performance, cash flows and administrative service operation cost for the year then ended in conformity with accounting standards for incorporated administrative agencies generally accepted in Japan.

/s/ Ernst & Young ShinNihon LLC

June 25, 2019

Tokyo, Japan

Balance Sheet

(as of March 31, 2019)

Finance and Investment Account				(Unit: Yen)
Assets
I Current assets
Cash and deposits		323,389,535,964
Loans	12,300,293,753,275
Allowance for loan losses	(165,843,939,511)	12,134,449,813,764

Advance payments		19,217,206,932
Prepaid expenses		28,754,538
Accrued income
Accrued interest on loans	27,224,111,962
Accrued commitment charges	490,244,867
Accrued interest	288,490,195	28,002,847,024

Accounts receivable		972,797,386
Goods in transit		61,489,214
Suspense payments		4,609,752
Advances paid		226,517
Short-term guarantee deposits		14,163,000,000

Total current assets			12,520,290,281,091

II Non-current assets
1 Tangible assets
Buildings	3,826,863,952
Accumulated depreciation	(1,125,530,122)
Accumulated impairment loss	(664,850,656)	2,036,483,174

Structures	96,276,953
Accumulated depreciation	(24,819,379)
Accumulated impairment loss	(11,670,468)	59,787,106

Machinery and equipment	198,236,887
Accumulated depreciation	(72,322,713)
Accumulated impairment loss	(102,287,680)	23,626,494

Vehicles	497,346,429
Accumulated depreciation	(234,280,903)	263,065,526

Tools, furniture, and fixtures	791,126,991
Accumulated depreciation	(385,826,143)	405,300,848

Land	12,703,270,000
Accumulated impairment loss	(6,091,196,973)	6,612,073,027

Construction in progress		31,056,281

Total tangible assets		9,431,392,456
2 Intangible assets
Trademark rights		300,181
Software		4,907,037,334
Software in progress		850,163,665

Total intangible assets		5,757,501,180
3 Investments and other assets
Investment securities		6,032,684,551
Shares of affiliated companies		44,100,488,390
Money held in trust		40,809,126,607
Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239
Allowance for loan losses	(83,193,460,691)	3,869,423,548

Long-term prepaid expenses		5,048,373
Long-term guarantee deposits		633,428,168

Total investments and other assets		95,450,199,637

Total non-current assets			110,639,093,273

Total assets				12,630,929,374,364

Balance Sheet (Continued)

(as of March 31, 2019)

				(Unit: Yen)
Liabilities
I Current liabilities
Current portion of bonds		67,305,000,000
Current portion of borrowings from government fund for Fiscal Investment and Loan Program		138,031,638,000
Accounts payable		8,077,765,395
Accrued expenses		6,847,088,694
Derivatives		13,983,823,851
Lease obligations		152,720,741
Deposits received		2,106,447,142
Unearned revenue		17,026,561
Provisions
Provision for bonuses	323,356,434
Provision for contingent losses	9,285,616,775	9,608,973,209

Suspense receipt		10,902,221

Total current liabilities			246,141,385,814

II Non-current liabilities

Bonds		733,298,700,000
Discounts on bonds payable		(423,973,281)
Borrowings from government fund for Fiscal Investment and Loan Program		1,899,402,358,000
Long-term lease obligations		180,694,989
Long-term deposits received		4,736,931,345
Provision for retirement benefits		4,193,428,379
Asset retirement obligations		70,374,150

Total non-current liabilities			2,641,458,513,582

Total liabilities				2,887,599,899,396

Net assets
I Capital

Government investment		8,083,417,840,510

Total capital			8,083,417,840,510

II Retained earnings

Reserve fund		1,626,109,623,623
Unappropriated income for the current business year		77,771,371,834

[Total income for the current business year]		[77,771,371,834]
Total retained earnings			1,703,880,995,457

III Valuation and translation adjustments
Valuation difference on available-for-sale securities		3,390,920,585
Deferred gains or losses on hedges		(47,360,281,584)

Total valuation and translation adjustments			(43,969,360,999)

Total net assets				9,743,329,474,968

Total liabilities and net assets				12,630,929,374,364

Statement of Income

(April 1, 2018–March 31, 2019)

Finance and Investment Account
			(Unit: Yen)
Ordinary expenses

Expenses related to operations of cooperation through finance and investment

Interest on bonds and notes	9,330,881,687

Interest on borrowings	16,540,545,246

Interest on interest rate swaps	6,719,665,456

Other interest expenses	1,943,533

Operations consignment expenses	33,864,938,432

Bond issuance cost	566,720,521

Foreign exchange losses	1,200,366,022

Personnel expenses	4,155,945,261

Provision for bonuses	323,356,434

Retirement benefit expenses	390,402,055

Operating and administrative expenses	13,621,070,762

Depreciation	1,341,484,619

Taxes	91,813,100

Provision for allowance for loan losses	1,778,895,349

Other operating expenses	17,248,076

Other ordinary expenses	90,815	89,945,367,368

Total ordinary expenses			89,945,367,368

Ordinary revenues

Revenues from operations of cooperation through finance and investment

Interest on loans	138,201,287,714

Interest on bonds	70,042

Dividends on investments	20,872,069,547

Commissions	2,339,200,249

Gain on valuation of investment securities	322,863,684

Gain on valuation of shares of affiliated companies	554,741,951

Gain on investment in money held in trust	2,342,804,662

Reversal of provision for allowance for contingent losses	1,312,732,880	165,945,770,729

Financial revenues

Interest income	782,463,610	782,463,610

Miscellaneous income		973,104,990

Recoveries of written-off claims		19,878,116

Total ordinary revenues			167,721,217,445

Ordinary income			77,775,850,077

Extraordinary losses

Loss on disposal of non-current assets		6,169,522

Loss on sales of non-current assets		123,886	6,293,408

Extraordinary income

Gain on sales of non-current assets		1,815,165	1,815,165

Net income			77,771,371,834

Total income for the current business year			77,771,371,834

Statement of Cash Flows

(April 1, 2018–March 31, 2019)

Finance and Investment Account

(Unit: Yen)
I Cash flows from operating activities
Payments for loans	(1,079,145,473,162)
Repayments of borrowings from government fund for Fiscal Investment and Loan Program	(206,179,140,000)
Redemption of bonds	(20,000,000,000)
Interest expenses paid	(29,015,056,842)
Payments for personnel expenses	(4,854,339,851)
Payments for other operations	(68,334,203,202)
Proceeds from collection of loans	789,221,530,764
Proceeds from borrowings from government fund for Fiscal Investment and Loan Program	332,100,000,000
Proceeds from issuance of bonds	113,966,479,479
Proceeds from interest on loans	135,395,637,214
Proceeds from commissions	2,949,522,803
Proceeds from other operations	34,747,143,757

Subtotal	852,100,960
Interest and dividend income received	21,365,442,780

Net cash provided by operating activities	22,217,543,740

II Cash flows from investing activities
Payments for purchase of non-current assets	(2,332,983,396)
Proceeds from sales of non-current assets	16,321,367
Payments for purchase of investment securities	(402,628,274)
Proceeds from sales and redemption of investment securities	1,477,836,746
Payments for increase of money held in trust	(5,538,950,000)
Payments into time deposits	(61,198,900,000)
Proceeds from time deposit refund	49,454,340,000
Payments for purchase of negotiable deposits	(42,300,000,000)
Proceeds from refund of negotiable deposits	47,300,000,000

Net cash used in investing activities	(13,524,963,557)

III Cash flows from financing activities
Repayments of lease obligations	(161,508,185)
Receipt of government investment	46,010,000,000

Net cash provided by financing activities	45,848,491,815

IV Effect of exchange rate fluctuation on funds	1,122,340,271
V Net increase (decrease) in funds	55,663,412,269
VI Funds at the beginning of the business year	248,954,213,695

VII Funds at the end of the business year	304,617,625,964

Statement of Administrative Service Operation Cost

(April 1, 2018–March 31, 2019)

Finance and Investment Account

			(Unit: Yen)
I Operating expenses

(1) Expenses in the statement of income

Expenses related to operations of cooperation through finance and investment	89,945,367,368

Loss on disposal of non-current assets	6,169,522

Loss on sales of non-current assets	123,886	89,951,660,776

(2) (Deduction) Self-revenues, etc.

Revenues from operations of cooperation through finance and investment	(165,945,770,729)

Financial revenues	(782,463,610)

Miscellaneous income	(973,104,990)

Recoveries of written-off claims	(19,878,116)

Gain on sales of non-current assets	(1,815,165)	(167,723,032,610)

Total operating expenses			(77,771,371,834)

II Estimated increase in retirement benefits not included in provision			5,434,446

III Opportunity cost

Opportunity cost of government investment			0

IV Administrative service operation cost			(77,765,937,388)

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

Finance and Investment Account

1.	Depreciation method

(1)	Tangible assets (except for lease assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	2–50 years
Structures:	2–46 years
Machinery and equipment:	2–17 years
Vehicles:	2–6 years
Tools, furniture, and fixtures:	2–15 years

(2)	Intangible assets (except for lease assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years).

(3)	Lease assets

Lease assets are depreciated by the straight-line method over the lease term. Depreciation for lease assets is calculated with zero residual value being assigned to the asset.

2.	Provision for bonuses

The provision for bonuses is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by officers and employees applicable to the current business year.

3.	Provision for retirement benefits

The provision for retirement benefits is calculated and provided for based on estimated amounts of future payments attributable to the retirement of employees, and is accrued in line with the retirement benefit obligations and estimated plan assets applicable to the business year ended March 31, 2019. In calculating the retirement benefit obligations, the estimated amount of retirement benefit payments is attributed to the period based on the straight-line basis. The profit and loss appropriation method for actuarial differences and past service costs are presented as follows:

Actuarial differences are recognized as a lump-sum gain or loss in the business year in which they occur.

Past service costs are recognized as a lump-sum gain or loss in the business year in which they occur.

The estimated increase in retirement benefits not included in the provision in the statement of administrative service operation cost is reported as the current business year increase in the provision for retirement benefits regarding retirement benefits, calculated according to the Accounting Standard for Incorporated Administrative Agency No. 38.

4.	Basis and standard for the accrual of allowance and loss contingencies

(1)	Allowance for loan losses

The allowance for claims on debtors who are legally bankrupt (“Bankrupt borrowers”) or substantially bankrupt (“Substantially bankrupt borrowers”) is provided based on the outstanding balance of loan claims after the deductions of the amount expected to be collected through the disposal of collateral and execution of guarantees, or the same amount is written off directly. The allowance for claims on debtors who are not legally bankrupt, but are likely to become bankrupt (“Potentially bankrupt borrowers”) is provided based on an overall assessment of the solvency of the debtors after the deductions of the amount expected to be collected through the disposal of collateral and the execution of guarantees, or the same amount is written off directly. There were no write-offs from the above-mentioned outstanding balance of loan claims for the business year 2018.

The allowance for claims on debtors other than Bankrupt borrowers, Substantially bankrupt borrowers, and Potentially bankrupt borrowers is provided primarily based on the default rate, which is calculated based on the actual defaults during a certain period in the past. The allowance for possible losses on specific overseas loans is provided based on the expected loss amount taking into consideration the political and economic situation of these countries.

All claims are assessed initially by the operational departments (including regional departments) based on internal rules for self-assessment of asset quality. Internal audit department, which is independent from the operational departments, reviews these self-assessments, and an allowance is provided based on the results of the assessments.

(2)	Provision for contingent losses

Provision for contingent losses is provided to prepare for the occurrence of contingent losses for a portion of the undisbursed balance of loan commitments, which JICA is absolutely obligated to extend. The amount of the provision is estimated based on the possibility of losses in the future.

5.	Standard and method for the valuation of securities

(1)	Shares of affiliated companies

Shares of affiliated companies are stated at cost, determined using the moving-average method.

However, when the amount corresponding to the equity holding has fallen below the cost at acquisition, the amount corresponding to the equity holding is used.

(2)	Other investment securities

[1]	Securities whose fair value can be readily determined

Such investment securities are stated at fair value.

[2]	Securities whose fair value cannot be readily determined

Such investment securities are carried at cost based on the moving average method.

Investments in limited partnerships and other similar partnerships, which are regarded as securities under Article 2, Clause 2 of the Japanese Financial Instruments and Exchange Law, Act No. 25 of 1948, are recognized at an amount equivalent to JICA’s percentage share of the net assets of such partnerships, based upon the most recent financial statements available depending on the report date stipulated in the partnership agreement.

(3)	Securities held as trust assets in money-held-in trust account

The securities are valued in the same way as (2) above.

6.	Standard and method for the valuation of derivative transactions

All derivative financial instruments are carried at fair value.

7.	Method for amortization of discount on bonds payable

Discount on bonds payable is amortized over the duration of the bonds.

8.	Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency money claims and liabilities are translated into Japanese yen mainly at the spot exchange rate at the balance sheet date. Exchange differences are recognized as profit or loss.

9.	Method for computing opportunity cost in the statement of administrative service operation cost

Interest rate used to compute opportunity cost concerning government investment:

0% is applied in accordance with the administrative circular, “Method for Calculation of Opportunity Cost for Statement of Administrative Service Operation Cost and Others (Points to Consider)” issued by Administrative Management Bureau, Ministry of Internal Affairs and Communications, and Public Accounting Office, Legal Division, Budget Bureau, Japanese Ministry of Finance, on April 5, 2019.

10.	Method of hedge accounting

(1)	Method of hedge accounting

Interest rate swaps are accounted for using the deferral hedge accounting method or the exceptional accrual method. Currency swaps are accounted for by the assignment method. As for interest rate and currency swaps, the interest rate part is accounted for using the exceptional accrual method and the currency part is accounted for by the assignment method.

(2)	Hedging instruments and hedged items

[1]	Hedging instruments...Interest rate swaps

Hedged items...Loans and foreign currency bonds

[2]	Hedging instruments...Currency swaps

Hedged items...Foreign currency loans and foreign currency bonds

[3]	Hedging instruments...Interest rate and currency swaps

Hedged items...Foreign currency bonds

(3)	Hedging policy

JICA enters into interest rate swaps, currency swaps, or interest rate and currency swaps for the purpose of hedging interest rate or currency fluctuation risks.

(4)	Method of evaluation of hedge effectiveness

Hedges that offset market fluctuations of loans are assessed based on discrepancies with regard to maturity and notional principal and others between hedged loans and hedging instruments.

As for interest rate swaps that satisfy the requirements of the exceptional accrual method, currency swaps that satisfy the requirements of the assignment method, and interest rate and currency swaps that satisfy the requirements of the exceptional accrual method and the assignment method, JICA is not required to periodically evaluate hedge effectiveness.

11.	Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

Notes to the financial statements

Finance and Investment Account

(Balance Sheet)

1. Joint obligations

JICA is jointly liable for obligations arising from the following bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation:

Fiscal Investment and Loan Program (FILP) Agency Bonds	¥80,000,000,000

2. Undisbursed balance of loan commitments

Most of JICA’s loans are long term. Ordinarily, when receiving a request for disbursement of a loan from a borrower, corresponding to the intended use of funds as stipulated by the loan agreement, and upon confirming the fulfillment of conditions prescribed under the loan agreement, JICA promises to loan a certain amount of funds within a certain range of the amount required by the borrower, with an outstanding balance within the limit of loan commitments. The undisbursed balance of loan commitments as of March 31, 2019 was ¥6,979,297,838,887.

(Statement of Income)

1. Gain (loss) on valuation of investment securities and gain (loss) on valuation of shares of affiliated companies

Gain (loss) on valuation of investment securities and gain (loss) on valuation of shares of affiliated companies include gain and loss resulting from valuations, sales and liquidation of these securities.

2. Recoveries of written-off claims

Recoveries of written-off claims include the amount recovered in excess of book value of the loans transferred to JICA on October 1, 2008, that are associated with the Overseas Economic Cooperation Account of the former Japan Bank for International Cooperation.

(Statement of Cash Flows)

The funds shown in the statement of cash flows are deposit accounts and checking accounts.

1. Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2019)

Cash and deposits	¥323,389,535,964
Time deposits	¥(18,771,910,000)

Ending balance of funds	¥304,617,625,964

2. Description of significant non-cash transactions

Assets acquired under finance leases

Tools, furniture, and fixtures	¥84,028,703

(Statement of Administrative Service Operation Cost)

Number of public officers temporarily transferred to JICA and accounted for as opportunity cost Of the estimated increase in retirement benefits not included in the provision, ¥5,434,446 was recognized as the current-business-year increase of provision for retirement benefits for 32 public officers temporarily transferred to JICA according to JICA’s internal rules.

(Financial instruments)

1. Status of financial instruments

(1)	Policy regarding financial instruments

The Finance and Investment Account undertakes financial cooperation operations by providing debt and equity financing. In undertaking these operations, it raises funds by borrowing from the Japanese Government under the FILP, borrowing from financial institutions, issuing bonds, and receiving capital investment from the Japanese Government. From the perspective of asset-liability management (ALM), derivative transactions are entered into for mitigating the adverse impact caused by interest rate and foreign exchange fluctuations.

(2)	Details of financial instruments and related risks

The financial assets held in the Finance and Investment Account are loans mainly to the Developing Area, and are exposed to credit risk attributed to defaults by its borrowers and interest rate risk. Securities, investment securities, shares of affiliated companies and money held in trust are held for policy-oriented purposes, and are exposed to credit risk of issuers and others, interest rate risk, and market price volatility risk.

Borrowings and bonds are exposed to liquidity risk as their payments or repayments cannot be duly serviced in such a situation where the account is unable to have access to markets for certain reasons.

In addition to the above, foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk.

(3)	Risk management system for financial instruments

[1]	Credit risk management

The Finance and Investment Account has established and operates a system for credit management. This system encompasses credit appraisal, credit limit setting, credit information monitoring, internal rating, guarantee and collateral setting, problem loan management, etc., in accordance with integrated risk management rules and various credit risk-monitoring rules. This credit management is carried out by the operational departments (including region department), in addition to the Credit Risk Analysis and Environmental Review Department and General Affairs Department. Additionally, the Risk Management Committee of the Finance and Investment Account and Board Meeting convene on a regular basis for the purpose of deliberating or reporting. Moreover, the Office of Audit monitors the status of credit management.

The credit risks of issuers of investment securities and shares of affiliated companies and trustees of money held in trust are monitored by the Private Sector Partnership and Finance Department, which regularly confirms their credit information, etc.

Counterparty risk in derivative transactions is monitored by regularly confirming the exposure and credit standing of counterparties and by securing collateral as necessary.

[2]	Market risk management

(i)	Interest rate risk management

Interest rates are determined in accordance with the methods prescribed by laws or statements of operational procedures. Interest rate swap transactions are conducted to hedge against the risk of interest rate fluctuations in light of their possible adverse impact.

(ii)	Foreign exchange risk management

Foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk; as such, foreign currency claims are funded by foreign currency liabilities, and currency swaps and other approaches are employed to avert or reduce foreign exchange risk.

(iii)	Price volatility risk management

Stocks and other securities that are held for policy-oriented purposes are monitored for changes in value affected by the market environment or financial condition of the companies, exchange rates, and other factors.

This information is reported on a regular basis to the Risk Management Committee of the Finance and Investment Account and Board Meeting.

[3]	Liquidity risk management related to fund raising

The Finance and Investment Account prepares a funding plan and executes fund raising based on the government-affiliated agencies’ budgets, as resolved by the National Diet of Japan.

[4]	Derivative transaction management

Pursuant to rules concerning swaps, derivative transactions are implemented and managed by separating the sections related to execution of transactions, assessment of hedge effectiveness, and logistics management based on a mechanism with an established internal system of checks and balances.

2. Fair value of financial instruments

Balance sheet amount, fair value, and difference at the balance sheet date are as follows:

(Unit: Yen)

	Balance sheet amount	Fair value	Difference
(1) Loans	12,300,293,753,275
Allowance for loan losses	(165,843,939,511)
	12,134,449,813,764	12,627,093,315,211	492,643,501,447
(2) Investment securities
Other investment securities	3,268,019,029	3,268,019,029	0
(3) Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239
Allowance for loan losses	(83,193,460,691)
	3,869,423,548	3,869,423,548	0
(4) Borrowings from government fund for FILP (including borrowings due within one year)	(2,037,433,996,000)	(2,116,799,067,894)	(79,365,071,894)
(5) Bonds (including bonds due within one year)	(800,603,700,000)	(861,789,225,339)	(61,185,525,339)
(6) Derivative transactions
Derivative transactions not qualifying for hedge accounting	15,302,210	15,302,210	0
Derivative transactions qualifying for hedge accounting	(13,999,126,061)	(13,999,126,061)	0
	(13,983,823,851)	(13,983,823,851)	0

* Liabilities are shown in parentheses (    ).

(Note 1) Method for calculating fair values of financial instruments

[1]	Loans

The fair values of loans with floating interest rates are calculated at their book values, as policy interest rates (bank rates) are immediately reflected in their floating interest rates, and therefore, fair value approximates book value. On the other hand, fair values of loans with fixed interest rates are calculated by discounting the total amount of the principal and interest using a rate that combines a risk-free rate with the respective borrowers’ credit risk. As for hedged loans for which the assignment method is applied, the fair value of such currency swaps is applied.

[2]	Investment securities

The fair value of other investment securities is based on quoted market prices.

[3]	Claims probable in bankruptcy, claims probable in rehabilitation, and other

Regarding claims probable in bankruptcy, claims probable in rehabilitation, and other, the estimated uncollectible amount is calculated based on the expected recoverable amount through collateral and guarantees. Therefore, fair value approximates the balance sheet amount, less the current estimated uncollectible amount, and hence is calculated accordingly.

[4]	Borrowings from government fund for FILP (including borrowings due within one year)

The fair value of borrowings from government fund for FILP (including borrowings due within one year) is calculated by discounting the total amount of principal and interest using interest rates expected to be applied to new borrowings for the same total amount.

[5]	Bonds (including bonds due within one year)

The fair value of bonds (including bonds due within one year) is determined using market observable prices if available. For bonds without market observable prices, the fair values are calculated by discounting contractual cash flows at the risk free rate. As for hedged bonds for which the exceptional accrual method and assignment method are applied, the fair value of such interest rate swaps and currency swaps is applied.

[6]	Derivative transactions

Derivative transactions are interest rate-related transactions (interest rate swaps), and fair values are based on discounted present values. Interest rate swaps for which the exceptional accrual method is applied and currency swaps for which the assignment method is applied are accounted for together with the corresponding loan or bond. The fair value of these hedging instruments is included in the fair value of the underlying loans or bonds.

(Note 2)	The following are financial instruments whose fair values are deemed to be extremely difficult to determine. They are not included in the fair value information of financial instruments.

(Unit: Yen)
Balance sheet amount
Investment securities*1	2,764,665,522
Shares of affiliated companies*1	44,100,488,390
Money held in trust*2	40,809,126,607
Undisbursed balance of loan commitments*3	0

*1 These financial instruments have no market prices, and the calculation of their fair values is deemed to be impractical.

*2 The money held in trust is composed of the assets in the trust for which it is difficult to determine the fair value.

*3 The fair values of the undisbursed balances of loan commitments are deemed to be extremely difficult to determine. The main reason is the difficulty of reasonably estimating future extensions of loans, because of the extremely diverse range of implementation formats for projects in the Developing Area where these loans are provided.

(Money held in trust)

1.	Money held in trust for the purpose of investment
Not applicable.

2.	Money held in trust for the purpose of investment and held-to-maturity
Not applicable.

3.	Other (other than for the purpose of investment and held-to-maturity)

					(Unit: Yen)
	Balance sheet amount	Acquisition cost	Difference	The amount by which the balance sheet amount exceeds the acquisition cost	The amount by which the balance sheet amount does not exceed the acquisition cost
Money held in trust for others	40,809,126,607	39,263,426,360	1,545,700,247	1,545,700,247	0

(Note) “The amount by which the balance sheet amount exceeds the acquisition cost” and “The amount by which the balance sheet amount does not exceed the acquisition cost” are the breakdown of “Difference”.

(Retirement benefits)

1.	Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

2.	Defined benefit pension plan

(1)	The changes in the retirement benefit obligation are as follows:

(Unit: Yen)

Retirement benefit obligation at the beginning of the business year	6,399,990,809

Current service cost	277,876,495

Interest cost	34,930,905

Actuarial differences	340,366,114

Retirement benefit paid	(363,952,064)

Past service cost	(174,153,225)

Contribution by employees	16,871,392

Retirement benefit obligation at the end of the business year	6,531,930,426

(2)	The changes in the plan assets are as follows:

(Unit: Yen)

Plan assets at the beginning of the business year	2,196,961,474

Expected return on plan assets	46,031,574
Actuarial differences	55,358,975
Contribution by the company	112,599,812
Retirement benefit paid	(89,321,180)
Contribution by employees	16,871,392

Plan assets at the end of the business year	2,338,502,047

(3)	Reconciliation of the retirement benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)

Funded retirement benefit obligation	2,867,189,145
Plan assets	(2,338,502,047)

Unfunded benefit obligations of funded pension plan	528,687,098
Unfunded benefit obligations of unfunded pension plan	3,664,741,281

Subtotal	4,193,428,379
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	4,193,428,379

Provision for retirement benefits	4,193,428,379
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	4,193,428,379

(4)	Components of retirement benefit expenses

(Unit: Yen)

Current service cost	277,876,495
Interest cost	34,930,905
Expected return on plan assets	(46,031,574)
Realized actuarial differences	285,007,139
Amortization of past service cost	(174,153,225)
Extraordinary additional retirement payments	0

Total	377,629,740

(5)	Major components of plan assets

Percentages of components to the total are as follows:

Bonds	37%
Stocks	35%
General account of life insurance company	19%
Others	9%

Total	100%

(6)	Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, its performance and market condition, etc.

(7)	Assumptions used

Principal assumptions used in actuarial calculations at the end of the business year

Discount rate	Defined benefit corporate pension plan	0.23%
	Retirement benefits	0.74%
Long-term expected rate of return on plan assets		2.00%

3.	Defined contribution plan

The amount of contribution required to be made to the defined contribution plan is ¥12,772,315.

(Lease transactions)

Future minimum lease payments related to operating lease transactions

Future minimum lease payments due within one year of the balance sheet date	¥2,855,504

Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥506,872

(Asset retirement obligations)

JICA has a building lease agreement for its head office building, and has an obligation to restore the building to its original state at the termination of the lease period. Therefore, the asset retirement obligations have been recorded. The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate of 0.529%.

The balance of the asset retirement obligations at the end of the current business year was ¥70,374,150.

(Profit and loss under the equity method)

JICA does not have any specific affiliated companies and, as such, does not prepare consolidated financial statements. However, profit or loss under the equity method related to affiliated companies is as follows:

Investment amount in affiliated companies	¥44,100,488,390

Investment amount when applying the equity method	¥68,165,103,367

Valuation gain on investments when applying the equity method	¥32,321,816,781

(Significant contractual liabilities)

Contract liabilities JICA is obliged to pay during the next business year and thereafter are ¥12,836,429,702.

(Significant subsequent events)

Appropriation of profit was approved as follows on May 31, 2019:

			(Unit: Yen)

I.	Unappropriated income for the current business year		77,771,371,834
	Total income for the current business year	77,771,371,834

II.	Profit appropriation amount
	Reserve fund	77,771,371,834	77,771,371,834

The Accompanying Supplementary Schedules

Finance and Investment Account

(1) Details of acquisition and disposal of non-current assets, depreciation, and accumulated impairment loss

											(Unit: Yen)
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment loss		Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment loss during the period

Tangible assets (Depreciation included in expenses)	Buildings	3,249,058,595	584,646,570	6,841,213	3,826,863,952	1,125,530,122	91,968,006	664,850,656	0	2,036,483,174
	Structures	50,286,752	45,990,201	0	96,276,953	24,819,379	1,290,783	11,670,468	0	59,787,106
	Machinery and equipment	196,235,042	2,001,845	0	198,236,887	72,322,713	3,588,764	102,287,680	0	23,626,494
	Vehicles	399,196,099	119,907,180	21,756,850	497,346,429	234,280,903	43,549,090	0	0	263,065,526
	Tools, furniture, and fixtures	713,654,212	96,131,093	18,658,314	791,126,991	385,826,143	173,713,880	0	0	405,300,848
	Total	4,608,430,700	848,676,889	47,256,377	5,409,851,212	1,842,779,260	314,110,523	778,808,804	0	2,788,263,148

Tangible assets (Non-depreciable assets)	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	6,612,073,027
	Construction in progress	30,170,571	238,065,871	237,180,161	31,056,281	0	0	0	0	31,056,281
	Total	12,733,440,571	238,065,871	237,180,161	12,734,326,281	0	0	6,091,196,973	0	6,643,129,308

Total tangible assets	Buildings	3,249,058,595	584,646,570	6,841,213	3,826,863,952	1,125,530,122	91,968,006	664,850,656	0	2,036,483,174
	Structures	50,286,752	45,990,201	0	96,276,953	24,819,379	1,290,783	11,670,468	0	59,787,106
	Machinery and equipment	196,235,042	2,001,845	0	198,236,887	72,322,713	3,588,764	102,287,680	0	23,626,494
	Vehicles	399,196,099	119,907,180	21,756,850	497,346,429	234,280,903	43,549,090	0	0	263,065,526
	Tools, furniture, and fixtures	713,654,212	96,131,093	18,658,314	791,126,991	385,826,143	173,713,880	0	0	405,300,848
	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	6,612,073,027
	Construction in progress	30,170,571	238,065,871	237,180,161	31,056,281	0	0	0	0	31,056,281
	Total	17,341,871,271	1,086,742,760	284,436,538	18,144,177,493	1,842,779,260	314,110,523	6,870,005,777	0	9,431,392,456

Intangible assets (Depreciation included in expenses)	Trademark rights	731,316	0	0	731,316	431,135	76,362	0	0	300,181
	Software	4,602,029,128	1,573,838,006	0	6,175,867,134	1,268,829,800	1,027,297,734	0	0	4,907,037,334
	Total	4,602,760,444	1,573,838,006	0	6,176,598,450	1,269,260,935	1,027,374,096	0	0	4,907,337,515

Intangible assets (Non-depreciable assets)	Software in progress	875,362,140	449,609,845	474,808,320	850,163,665	0	0	0	0	850,163,665
	Total	875,362,140	449,609,845	474,808,320	850,163,665	0	0	0	0	850,163,665

Total intangible assets	Trademark rights	731,316	0	0	731,316	431,135	76,362	0	0	300,181
	Software	4,602,029,128	1,573,838,006	0	6,175,867,134	1,268,829,800	1,027,297,734	0	0	4,907,037,334
	Software in progress	875,362,140	449,609,845	474,808,320	850,163,665	0	0	0	0	850,163,665
	Total	5,478,122,584	2,023,447,851	474,808,320	7,026,762,115	1,269,260,935	1,027,374,096	0	0	5,757,501,180

Investments and other assets	Investment securities	4,701,414,283	2,637,125,098	1,305,854,830	6,032,684,551	0	0	0	0	6,032,684,551
	Shares of affiliated companies	43,545,746,439	554,741,951	0	44,100,488,390	0	0	0	0	44,100,488,390
	Money held in trust	32,551,007,158	8,258,119,449	0	40,809,126,607	0	0	0	0	40,809,126,607
	Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	0	87,062,884,239	0	0	0	0	87,062,884,239
	Allowance for loan losses (non-current)	(75,454,149,239)	(7,739,311,452)	0	(83,193,460,691)	0	0	0	0	(83,193,460,691)
	Long-term prepaid expenses	18,955,998	4,830,453	18,738,078	5,048,373	0	0	0	0	5,048,373
	Long-term guarantee deposits	637,985,591	13,412,766	17,970,189	633,428,168	0	0	0	0	633,428,168
	Total	93,063,844,469	3,728,918,265	1,342,563,097	95,450,199,637	0	0	0	0	95,450,199,637

(2) Details of securities

Securities recorded under investments and other assets

(Unit: Yen)
	Name	Acquisition cost	Value obtained by multiplying the net asset value by the percentage of shareholding	Balance sheet amount	Valuation difference recognized in the statement of income of the period	Remarks
Shares of affiliated companies	Sumatra Pulp Corporation	2,758,289,455	1	1	0
	Japan Saudi Arabia Methanol Co., Inc.	7,149,297,104	20,910,916,566	7,149,297,104	1,649,816,843
	SPDC Ltd.	7,269,880,619	17,476,588,726	7,269,880,619	0
	KAFCO Japan Investment Co., Ltd.	2,436,204,983	2,531,682,176	2,436,204,983	0
	Nippon Amazon Aluminum Co., Ltd	25,066,535,300	23,948,104,356	23,948,104,356	(1,118,430,944)
	WASSHA Inc.	300,000,000	31,706,758	31,706,758	(11,230,517)
	JAPAN ASEAN Women Empowerment Fund	3,230,708,000	3,265,294,569	3,265,294,569	34,586,569
	Total	48,210,915,461	68,164,293,152	44,100,488,390	554,741,951
Other investment securities	Type and name	Acquisition cost	Fair value	Balance sheet amount	Valuation difference recognized in the statement of income of the period	Valuation difference on available-for-sale securities	Remarks
	Prototype Carbon Fund	1	-	1	0	0
	Sihanoukville Autonomous Port	1,337,161,583	3,268,019,029	3,268,019,029	0	1,930,857,446
	The First MicroFinanceBank Ltd.	218,880,000	-	189,031,200	0	(29,848,800)
	Myanmar Japan Thilawa Development Ltd.	321,372,900	-	298,142,100	0	(23,230,800)
	MGM Sustainable Energy Fund L.P.	1,005,274,535	-	1,046,204,369	52,590,535	(11,660,701)
	Asia Climate Partners LP	558,923,375	-	650,251,232	113,189,613	(21,861,756)
	IFC Middle East and North Africa Fund, LP	614,192,174	-	581,036,620	(42,443,880)	9,288,326
	Total	4,055,804,568	3,268,019,029	6,032,684,551	123,336,268	1,853,543,715
Total balance sheet amount				50,133,172,941		1,853,543,715

*

Acquisition cost of other securities related to the investment to investment limited partnership and other equivalent funds includes the amount equivalent to JICA’s percentage share of the accumulated profit/loss amount for the previous term

(3) Details of loans

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Collection, etc.	Write-off
Loans	12,005,003,608,497	1,085,262,640,724	789,972,495,946	0	12,300,293,753,275
Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	0	0	87,062,884,239
Total	12,092,066,492,736	1,085,262,640,724	789,972,495,946	0	12,387,356,637,514

(4) Details of borrowings

							(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Average interest rate (%)	Maturity date	Remarks
Borrowings from government fund for Fiscal Investment and Loan Program	1,911,513,136,000	332,100,000,000	206,179,140,000	2,037,433,996,000 (138,031,638,000)	0.686	June 2019- August 2043

*	Figures in parentheses ( ) indicate the amount of borrowings repayable within one year.

(5) Details of bonds

(Unit: Yen)

Security name	Balance at the beginning of the period		Increase during the period		Decrease during the period		Balance at the end of the period		Coupon (%)	Maturity date	Remarks

FILP Agency Bonds

FILP Agency Bonds (1st)	30,000,000,000		0		0		30,000,000,000 (0)		2.470	September 2028

FILP Agency Bonds (2nd)	30,000,000,000		0		0		30,000,000,000 (0)		2.341	June 2029

FILP Agency Bonds (3rd)	20,000,000,000		0		0		20,000,000,000 (0)		2.134	December 2029

FILP Agency Bonds (4th)	20,000,000,000		0		0		20,000,000,000 (0)		2.079	June 2030

FILP Agency Bonds (5th)	20,000,000,000		0		0		20,000,000,000 (0)		1.918	September 2030

FILP Agency Bonds (6th)	20,000,000,000		0		0		20,000,000,000 (0)		2.098	December 2030

FILP Agency Bonds (7th)	20,000,000,000		0		0		20,000,000,000 (0)		1.991	June 2031

FILP Agency Bonds (8th)	15,000,000,000		0		0		15,000,000,000 (0)		1.554	September 2026

FILP Agency Bonds (9th)	5,000,000,000		0		0		5,000,000,000 (0)		2.129	September 2041

FILP Agency Bonds (11th)	10,000,000,000		0		0		10,000,000,000 (0)		1.140	December 2021

FILP Agency Bonds (12th)	10,000,000,000		0		0		10,000,000,000 (0)		0.901	June 2022

FILP Agency Bonds (13th)	10,000,000,000		0		0		10,000,000,000 (0)		1.752	June 2032

FILP Agency Bonds (14th)	10,000,000,000		0		0		10,000,000,000 (0)		0.825	September 2022

FILP Agency Bonds (15th)	10,000,000,000		0		0		10,000,000,000 (0)		1.724	September 2032

FILP Agency Bonds (16th)	10,000,000,000		0		10,000,000,000		0 (0)		0.300	December 2018

FILP Agency Bonds (17th)	10,000,000,000		0		0		10,000,000,000 (0)		0.720	December 2022

FILP Agency Bonds (18th)	10,000,000,000		0		0		10,000,000,000 (0)		0.868	June 2023

FILP Agency Bonds (19th)	10,000,000,000		0		0		10,000,000,000 (0)		1.725	June 2033

FILP Agency Bonds (20th)	10,000,000,000		0		0		10,000,000,000 (0)		0.787	September 2023

FILP Agency Bonds (21st)	10,000,000,000		0		0		10,000,000,000 (0)		1.734	September 2033

FILP Agency Bonds (22nd)	10,000,000,000		0		10,000,000,000		0 (0)		0.260	December 2018

FILP Agency Bonds (23rd)	10,000,000,000		0		0		10,000,000,000 (0)		0.684	February 2024

FILP Agency Bonds (24th)	10,000,000,000		0		0		10,000,000,000 (0)		0.655	June 2024

FILP Agency Bonds (25th)	10,000,000,000		0		0		10,000,000,000 (0)		1.520	June 2034

FILP Agency Bonds (26th)	10,000,000,000		0		0		10,000,000,000 (0)		0.588	September 2024

FILP Agency Bonds (27th)	10,000,000,000		0		0		10,000,000,000 (0)		1.451	September 2034

FILP Agency Bonds (28th)	10,000,000,000		0		0		10,000,000,000 (10,000,000,000)		0.150	December 2019

FILP Agency Bonds (29th)	10,000,000,000		0		0		10,000,000,000 (0)		0.583	June 2025

FILP Agency Bonds (30th)	10,000,000,000		0		0		10,000,000,000 (0)		1.299	June 2035

FILP Agency Bonds (31st)	10,000,000,000		0		0		10,000,000,000 (0)		0.530	September 2025

FILP Agency Bonds (32nd)	10,000,000,000		0		0		10,000,000,000 (0)		1.212	September 2035

FILP Agency Bonds (33rd)	10,000,000,000		0		0		10,000,000,000 (0)		1.130	December 2035

FILP Agency Bonds (34th)	10,000,000,000		0		0		10,000,000,000 (0)		0.245	February 2026

FILP Agency Bonds (35th)	10,000,000,000		0		0		10,000,000,000 (0)		0.080	June 2026

FILP Agency Bonds (36th)	10,000,000,000		0		0		10,000,000,000 (0)		0.313	June 2036

FILP Agency Bonds (37th)	20,000,000,000		0		0		20,000,000,000 (0)		0.100	September 2026

FILP Agency Bonds (38th)	15,000,000,000		0		0		15,000,000,000 (0)		0.590	September 2046

FILP Agency Bonds (39th)	5,000,000,000		0		0		5,000,000,000 (0)		0.744	February 2037

FILP Agency Bonds (40th)	10,000,000,000		0		0		10,000,000,000 (0)		0.220	June 2027

FILP Agency Bonds (41st)	10,000,000,000		0		0		10,000,000,000 (0)		0.602	June 2037

FILP Agency Bonds (42nd)	20,000,000,000		0		0		20,000,000,000 (0)		0.597	September 2037

FILP Agency Bonds (43rd)	20,000,000,000		0		0		20,000,000,000 (0)		0.625	December 2037

FILP Agency Bonds (44th)	0		15,000,000,000		0		15,000,000,000 (0)		0.200	June 2028

FILP Agency Bonds (45th)	0		10,000,000,000		0		10,000,000,000 (0)		0.559	June 2038

FILP Agency Bonds (46th)	0		20,000,000,000		0		20,000,000,000 (0)		0.664	September 2038

FILP Agency Bonds (47th)	0		15,000,000,000		0		15,000,000,000 (0)		0.636	December 2038

Subtotal	540,000,000,000		60,000,000,000		20,000,000,000		580,000,000,000 (10,000,000,000)

Government-guaranteed bonds

Japan International Cooperation Agency Government-guaranteed bonds (1st)	57,305,000,000 [$500,000,000	]	0		0		57,305,000,000 [$500,000,000 (57,305,000,000	] )	1.875	November 2019

Japan International Cooperation Agency Government-guaranteed bonds (2nd)	52,295,200,000 [$500,000,000	]	1,968,800,000 [ $0	]	1,105,400,000 [ $0	]	53,158,600,000 [$500,000,000 ( 0	] )	2.125	October 2026

Japan International Cooperation Agency Government-guaranteed bonds (3rd)	53,532,100,000 [$500,000,000	]	3,445,400,000 [ $0	]	1,934,450,000 [ $0	]	55,043,050,000 [$500,000,000 ( 0	] )	2.750	April 2027

Japan International Cooperation Agency Government-guaranteed bonds (4th)	0		56,899,200,000 [$500,000,000	]	1,802,150,000 [ $0	]	55,097,050,000 [$500,000,000 ( 0	] )	3.375	June 2028

Subtotal	163,132,300,000 [$1,500,000,000	]	62,313,400,000 [$500,000,000	]	4,842,000,000 [ $0	]	220,603,700,000 [$2,000,000,000 (57,305,000,000	] )

Total	703,132,300,000		122,313,400,000		24,842,000,000		800,603,700,000 (67,305,000,000)

*	Figures in parentheses indicate the amount of bonds redeemable within one year. The amount in [ ] is denominated in a foreign currency

(6) Details of provisions

						(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Use for purpose	Others

Provision for bonuses	299,206,990	323,356,434	299,206,990	0	323,356,434

Provision for contingent losses	10,598,349,655	9,231,183,567	0	10,543,916,447	9,285,616,775

Total	10,897,556,645	9,554,540,001	299,206,990	10,543,916,447	9,608,973,209

*	Decrease during the period (others) for the provision for contingent losses indicates the amount of reversal of the provision after revaluation, etc.

(7) Details of allowance for loan losses, etc.

							(Unit: Yen)

Classification	Balance of loans, etc.			Balance of allowance for loan losses			Remarks
	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period

Loans	12,005,003,608,497	295,290,144,778	12,300,293,753,275	171,804,355,614	(5,960,416,103)	165,843,939,511

Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	87,062,884,239	75,454,149,239	7,739,311,452	83,193,460,691

Total	12,092,066,492,736	295,290,144,778	12,387,356,637,514	247,258,504,853	1,778,895,349	249,037,400,202

*	The standard for the accrual of allowance for loan losses is described in No. 4 of Significant Accounting Policies.

(8) Details of provision for retirement benefits

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Total retirement benefit obligations	6,399,990,809	670,044,906	538,105,289	6,531,930,426

Retirement benefits	3,651,599,560	461,925,830	448,784,109	3,664,741,281

Defined benefit corporate pension plan	2,748,391,249	208,119,076	89,321,180	2,867,189,145

Unrecognized past service cost and unrecognized actuarial differences	0	0	0	0

Plan assets	2,196,961,474	230,861,753	89,321,180	2,338,502,047

Provision for retirement benefits	4,203,029,335	439,183,153	448,784,109	4,193,428,379

(9) Details of asset retirement obligations

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Obligation of restoration to original state based on building lease agreement	70,374,150	0	0	70,374,150	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 91: None

(10) Details of liabilities for guarantee

								(Unit: Yen)
Classification	Balance at the beginning of the period		Increase during the period		Decrease during the period		Balance at the end of the period		Remarks
	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount
FILP Agency Bonds (Public offering)	5	100,000,000,000	0	0	1	20,000,000,000	4	80,000,000,000

*	JICA is jointly liable for obligations arising from the above bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation.

(11) Details of capital and capital surplus

						(Unit: Yen)
Classification		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Capital	Government investment	8,037,407,840,510	46,010,000,000	0	8,083,417,840,510	Increase in capital resulting from the receipt of government investment

(12) Details of reserve fund

					(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Reserve fund stipulated in Paragraph 4 of Article 31 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency	1,546,921,423,987	79,188,199,636	0	1,626,109,623,623	Increase resulting from the appropriation of profits for business year 2017

(13) Details of remunerations and salaries of officers and employees

	(Unit: Thousands of yen, persons)
Classification	Remunerations or salaries		Retirement benefits
	Payment amount	Number of people	Payment amount	Number of people
Officers	53,236	13	940	2
Employees	4,519,214	1,974	281,765	106
Total	4,572,450	1,987	282,705	108

(Notes)	1. Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and “Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

2. Payment standard of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

3. Number of people

As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers or employees during the period is used.

4. Others

There are no part-time officers or employees classified as external members.

(14) Details of main assets, liabilities, and expenses, other than those mentioned above

Operating and administrative expenses	(Unit: Yen)
Classification	Amount
Operating expenses	7,250,616,690

Information system-related expenses	1,751,218,665

Rent expenses on real estate	852,973,997

Travelling and transportation expenses	1,015,795,615

Other expenses	2,750,465,795
Total	13,621,070,762

(15) Details of affiliated companies

Corporation type and name	(Affiliated company)		(Affiliated company)

Items	KAFCO Japan Investment Co., Ltd.		Karnaphuli Fertilizer Company Limited

Outline of operations	Production of urea and ammonia in Chittagong, Bangladesh		Production of urea and ammonia in Chittagong, Bangladesh

Name of officers	Number of officers: 9 President and CEO: Hiroshi Nakagawa Executive Vice President: Kazuhide Usui (Former Deputy General Manager of the International Credit Analysis Department, former Japan Bank for International Cooperation) Auditor: Toru Nomura (Former General Manager of the Environmental Surveillance Department, former Japan Bank for International Cooperation)		-
Association chart on transactions between affiliated companies and JICA

	JICA	KAFCO Japan Investment Co., Ltd.	JICA	KAFCO Japan Investment Co., Ltd.

	(Equity Investment)		(Equity Investment)	(Equity Investment)
				Karnaphuli Fertilizer Company Limited

Assets	¥5,868,447,848		-
Liabilities	¥60,724,036		-
Capital	¥5,023,900,000		-
Retained earnings	¥783,823,812		-
Operating revenues	¥568,705,546		-
Ordinary (loss) income	¥442,791,265		-
Net (loss) income	¥384,710,711		-
Unappropriated (loss) income for the current business year	¥385,328,064		-

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 46,606 shares

•  Acquisition cost: ¥2,436,204,983

•  Balance sheet amount: ¥2,436,204,983 (No changes from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the production of urea and ammonia by the company

•  Date of the initial investment: July 27, 1990

•  Number of company shares owned by JICA: -

•  Acquisition cost: -

•  Balance sheet amount: -

•  Legal basis: -

•  Applicable provision of the act: -

•  Purpose of investment: -

•  Date of the initial investment: -

Details of receivables and payables	N/A		-
Details of debt guarantee	N/A		-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A		-
	(Note) The above amount pertains to the period from September 1, 2017, through August 31, 2018.

Corporation type and name	(Affiliated company)	(Affiliated company)
Items	Nippon Amazon Aluminum Co., Ltd.	SPDC Ltd.

Outline of operations	Production of alumina and smelting ammonium in the Amazon region	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area

Name of officers	Number of officers: 13 President and CEO: Yoshiki Takizawa Auditor: Masatomo Ogane (Expert for Viet Nam, JICA)	Number of officers: 17 President and CEO: Shinichi Nakayama Managing Director: Hajime Takeuchi (Director General of Latin America and the Caribbean Department of JICA)

Association chart on transactions between affiliated companies and JICA
	Nippon Amazon Aluminum Co., Ltd
	JICA	JICA	SPDC Ltd.

	(Equity Investment)	(Equity Investment)

Assets	¥53,731,991,101	¥101,984,676,488
Liabilities	¥415,850,386	¥26,482,885,756
Capital	¥55,285,400,000	¥14,200,000,000
Retained earnings	(¥1,969,259,285)	¥61,009,494,614
Operating revenues	¥0	¥111,200,179,176
Ordinary (loss) income	(¥551,834,097)	¥57,094,792,866
Net (loss) income	(¥4,256,332,301)	¥53,250,472,182
Unappropriated (loss) income for the current business year	(¥3,759,726,285)	¥38,959,494,614

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 496,652,800 shares

•  Acquisition cost: ¥25,066,535,300

•  Balance sheet amount: ¥23,948,104,356 (A decrease of ¥1,118,430,944 from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the smelting of alumina and aluminum

•  Date of the initial investment: August 29, 1978

•  Number of company shares owned by JICA: 2,107,500 shares

•  Acquisition cost: ¥7,269,880,619

•  Balance sheet amount: ¥7,269,880,619 (No changes from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the manufacturing of ethylene glycol and other petrochemical products

•  Date of the initial investment: June 17, 1981

Details of receivables and payables	N/A	N/A

Details of debt guarantee	N/A	N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	N/A	N/A

(Note) The above amount pertains to the period from January 1, 2018, through December 31, 2018.	(Note) The above amount pertains to the period from January 1, 2018, through December 31, 2018.

Corporation type and name	(Affiliated company)		(Affiliated company)
Items	Eastern Petrochemical Company		Sumatra Pulp Corporation

Outline of operations	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area		Construction of a pulp mill to manufacture wood pulp from afforested acacia mangium, and production and sale of wood pulp in Muara Enim, South Sumatra

Name of officers	-

Number of officers: 7

President and CEO: Kazuo Hidaka

Executive Vice President: Hironobu Takahashi (Senior Assistant Director of Private Sector Partnership and Finance Department of JICA)

Auditor: Nobuyuki Konishi (Deputy Director General of Private Sector Partnership and Finance Department of JICA)

Association chart on transactions between affiliated companies and JICA
	JICA	SPDC Ltd.	JICA	Sumatra Pulp Corporation
	(Equity Investment)	(Equity Investment)	(Equity Investment)
		Eastern Petrochemical Company

Assets	-		¥11,612,820
Liabilities	-		¥726,221,870
Capital	-		¥100,000,000
Retained earnings	-		(¥814,609,050)
Operating revenues	-		¥67,628,705
Ordinary (loss) income	-		(¥35,971,638)
Net (loss) income	-		(¥36,151,635)
Unappropriated (loss) income for the current business year	-		(¥814,609,050)

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

• Number of company shares owned by JICA: -

• Acquisition cost: -

• Balance sheet amount: -

• Legal basis: -

• Applicable provision of the act: -

• Purpose of investment: -

• Date of the initial investment: -

• Number of company shares owned by JICA: 114,032 shares

• Acquisition cost: ¥2,758,289,455

• Balance sheet amount: ¥1 (No changes from the end of the previous business year)

• Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

• Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

• Purpose of investment: Capital contribution to the pulp manufacturing business

• Date of the initial investment: April 21, 1995

Details of receivables and payables	-		N/A
Details of debt guarantee	-		N/A
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	-		N/A
			(Note) The above amount pertains to the period from April 1, 2017, through March 31, 2018.

Corporation type and name	(Affiliated company)		(Affiliated company)
Items	Japan Saudi Arabia Methanol Co., Inc.		JSMC PANAMA S.A.

Outline of operations	Production of methanol in the Al-Jubail Industrial Area		Transportation of methanol business

Name of officers	Number of officers: 12 Chairman: Akira Ishiwada Managing Director and General Manager of the General Affairs Department: Susumu Iwamoto (Director General of the Office of Information System of JICA) Auditor: Yutaka Ohashi (Former General Manager of Development Assistance Department IV, former Japan Bank for International Cooperation)		-
Association chart on transactions between affiliated companies and JICA
	JICA	Japan Saudi Arabia Methanol Co., Inc.	JICA	Japan Saudi Arabia Methanol Co., Inc.
	(Equity Investment)		(Equity Investment)	(Equity Investment)
				JSMC PANAMA S.A.

Assets	¥76,244,576,708		-
Liabilities	¥6,541,521,485		-
Capital	¥2,310,000,000		-
Retained earnings	¥67,674,644,223		-
Operating revenues	¥99,247,594,272		-
Ordinary (loss) income	¥50,692,074,263		-
Net (loss) income	¥47,572,176,350		-
Unappropriated (loss) income for the current business year	¥51,524,044,223		-

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 1,386,000 shares

•  Acquisition cost: ¥7,149,297,104

•  Balance sheet amount: ¥7,149,297,104 (An increase of ¥1,649,816,843 from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the methanol manufacturing business

•  Date of the initial investment: December 17, 1979

•  Number of company shares owned by JICA: -

•  Acquisition cost: -

•  Balance sheet amount: -

•  Legal basis: -

•  Applicable provision of the act: -

•  Purpose of investment: -

•  Date of the initial investment: -

Details of receivables and payables	N/A		-
Details of debt guarantee	N/A		-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A		-
	(Note) The above amount pertains to the period from January 1, 2018, through December 31, 2018.

Corporation type and name	(Affiliated company)		(Affiliated company)
Items	WASSHA Inc.		JAPAN ASEAN Women Empowerment Fund

Outline of operations	LED lamp rental services and charging services in the area without electricity in Sub-Saharan Africa		Investment and / or loan to Microfinance Institutes for empowerment of women in ASEAN countries

Name of officers	Number of officers: 7 Representative CEO: Satoshi Akita Outside Director: Nobuyuki Konishi (Deputy Director General of Private Sector Partnership and Finance Department of JICA)		Number of officers: 3 Director Christophe Grünig Director Peter Fanconi Director Ted Uemae
Association chart on transactions between affiliated companies and JICA
	JICA	WASSHA Inc.	JICA	JAPAN ASEAN Women Empowerment Fund
	(Equity Investment)		(Equity Investment)

Assets	¥234,728,068		¥13,881,820,881
Liabilities	¥24,406,571		¥550,220,140
Capital	¥302,250,000		¥13,305,971,500
Retained earnings	(¥793,178,503)		¥25,629,241
Operating revenues	¥151,885,955		¥922,976,504
Ordinary (loss) income	(¥209,656,325)		¥680,002,996
Net (loss) income	(¥210,527,125)		¥680,002,996
Unappropriated (loss) income for the current business year	(¥793,178,503)		¥25,629,241

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 300 shares

•  Acquisition cost: ¥300,000,000

•  Balance sheet amount: ¥31,706,758 (A decrease of ¥11,230,517 from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the LED lamp rental services and charging business

•  Date of the initial investment: October 28, 2016

•  Number of company shares owned by JICA: 3,000 shares

•  Acquisition cost: ¥3,230,708,000

•  Balance sheet amount: ¥3,265,294,569 (An increase of ¥34,586,569 from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the fund

•  Date of the initial investment: October 21, 2016

Details of receivables and payables	N/A		N/A
Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	N/A		N/A
	(Note) The above amount pertains to the period from January 1, 2018, through December 31, 2018. The company changed its name from Digital Grid Inc. to WASSHA Inc. on January 1, 2018.		(Note) The above amount pertains to the period from January 1, 2018, through December 31, 2018.